UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–September 30, 2008

Item 1: Reports to Shareholders

>  The broad U.S. stock market fell –21.2% during the fiscal year ended September 30, 2008, as the credit crisis deepened.

>  Vanguard Strategic Equity Fund returned –25.4% for the 12-month period, measurably lagging both the benchmark return and peer-fund average.

>  During the period, the fund posted negative results in all market sectors.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Equity Fund	VSEQX	–25.4%
MSCI US Small + Mid Cap 2200 Index		–21.5
Average Mid-Cap Core Fund[1]		–20.7

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$24.94	$16.42	$0.240	$2.430

1  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2008, Vanguard Strategic Equity Fund returned –25.4%. The fund’s return lagged that of its benchmark, the MSCI US Small + Mid Cap 2200 Index, as well as the average return of peer funds.

Virtually all areas of the U.S. stock market struggled during the 12-month period. The Strategic Equity Fund featured a few (relatively) bright spots, such as in health care and consumer staples, but on balance the advisor’s stock selections worked against the fund.

Note that if you hold the Strategic Equity Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 25.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, stock prices fell more than 9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the

2

credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Severe market volatility hurts fund’s performance

Vanguard Strategic Equity Fund employs a proprietary stock-selection system in an attempt to outperform its benchmark index

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

3

while keeping the fund’s risk exposure in line with that of the index. The fund’s advisor, Vanguard Quantitative Equity Group, seeks to identify the most attractive stocks with a model that incorporates investor sentiment, valuation, and the quality of earnings. The fund tries to outperform the index by slightly overweighting or underweighting individual stocks, while maintaining sector weightings that are in line with those of the fund’s benchmark.

However, the extreme turbulence in the U.S. market during the fiscal year proved challenging for the fund. The portfolio suffered particularly from poor stock selection in industrials, information technology, and consumer discretionary, significantly underperforming its benchmark in these sectors.

In industrials, companies suffered as the global credit crisis threatened to restrain demand for heavy equipment, freight services, and other industrial goods and services. A relatively heavy weighting in equipment companies Manitowoc (–65%) and Terex (–66%) hurt the fund’s performance relative to the benchmark.

Information technology stocks were down overall for the period. In particular, semiconductor manufacturers registered declines because of weakened consumer demand for electronics and cuts in business technology spending. And in the consumer discretionary sector, the fund was hurt by its relatively heavy exposure to Internet retailers.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Core Fund
Strategic Equity Fund	0.30%	1.33%

1  The fund expense ratio shown is from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratio was 0.25%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

The fund performed better relative to the benchmark in the health care sector, where it benefited from good stock selection in pharmaceutical and health care services stocks. Stock selection was stronger, too, in consumer staples, particularly among companies focused on agricultural products and soft drinks.

Despite the recent challenging fiscal year, the Strategic Equity Fund recorded a 9.3% average annual total return for the ten years ended September 30. A hypothetical investment of $10,000 made in the fund ten years ago would have more than doubled to $24,248 by September 30. The fund’s average ten-year performance surpassed that of its benchmark, but slightly trailed the average return for peer funds.

Regardless of market conditions, a long-term focus is key

As the credit crisis persisted, the U.S. markets continued to experience sometimes startling volatility. Over the fiscal year, Vanguard Strategic Equity Fund was no stranger to the ups and downs of the markets.

As I mentioned previously, Vanguard’s Quantitative Equity Group relies on a quantitative stock-selection process as it seeks to outperform the benchmark index while keeping the fund’s risk level similar to that of the index. However, it’s important to keep in mind that while the fund’s advisor can control the fund’s relative risk exposures, the advisor cannot control market risk. Over the past year, exposure to the stock market came at a

Total Returns
Ten Years Ended September 30, 2008
Average
Annual Return
Strategic Equity Fund	9.3%
Spliced Small and Mid Cap Index[1]	8.1
Average Mid-Cap Core Fund[2]	9.6

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1  The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

2  Derived from data provided by Lipper Inc.

5

high cost. This period of market turbulence is a good example of why we remind shareholders to maintain a balanced portfolio with a long-term perspective.

During the past 12 months, of course, even balanced portfolios of stocks and bonds have faced tough times, although they’ve outperformed many all-stock portfolios. Everything that history has taught us about the markets, however, suggests that these principles can help put you in a position to achieve long-term investment success. We believe that the advisor’s experience and approach make

Vanguard Strategic Equity Fund an excellent choice as part of such a well-balanced investment portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 16, 2008

6

Advisor’s Report

For the fiscal year ended September 30, Vanguard Strategic Equity Fund returned –25.4%, underperforming the MSCI US Small + Mid Cap 2200 Index, which returned –21.5%. The entire market, as measured by the MSCI Broad Market Index, returned –21.2%.

Quantitative management, as we implement it, is similar to traditional stock selection, although we use computer models to make our choices. We attempt to identify attributes that will indicate whether a stock’s market price is too high or too low relative to the company’s fundamentals. Overall, we are trying to find several hundred stocks that individually, and as a group, will outperform their peers. This aspect of our strategy differs from a traditional stock-picking approach, which generally tries to spot a small number of stocks that will outperform.

However, the resulting characteristics of our quantitative portfolio are similar to those of a traditional portfolio. Our portfolio holdings typically exhibit growth rates similar to the market average but were purchased at price/earnings ratios below the market average. Both our investment judgment and our simulations tell us that buying a growth rate like the market’s but at a discount to the market is an attractive proposition, over the long run.

Our specific quantitative approach uses computer models to assess stocks in terms of three components: market sentiment, valuation, and earnings quality.

Our research indicates that each of these models individually has the ability to identify a group of stocks that will outperform their industry peers over the long term. By combining the results from the three models, we benefit from their relatively low correlation with one another, which diversifies the risk in our portfolio. Just as adding bonds and international stocks to a domestic stock investment can help to reduce risk through diversification, using multiple models to pick stocks should improve our overall ability to add value consistently. Our three-component approach doesn’t work every year, but over the long run we are confident in the power of its stock-selection capability and in the diversification it provides.

Last year none of our three models was particularly powerful, as they all struggled against the strong systematic factors sweeping the market. Our best performance came from the insurance industry, where Safeco was up more than 14% for the period. Another bright spot was pharmaceuticals, where Perrigo rose 81%. The industry that hurt performance the most was capital goods; Terex, for example, declined 66%. Semiconductors were our second-worst industry, held back in particular by ON Semiconductor, down –46%.

As disappointed as we are with the investment environment and with our relative performance, we are confident that the stock market will have worthwhile returns for long-term investors in the

7

future, and that our focus on value and sentiment will reward patience. We thank you for your decision to entrust your investment dollars to us, and we look forward to the future.

James D. Troyer, Principal and

Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

October 20, 2008

8

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	537	2,172	4,679
Median Market Cap	$3.2B	$3.2B	$29.6B
Price/Earnings Ratio	11.9x	17.5x	15.5x
Price/Book Ratio	1.8x	1.9x	2.2x
Yield[3]	1.6%	1.7%	2.3%
Return on Equity	16.1%	15.7%	20.0%
Earnings Growth Rate	19.4%	17.3%	17.7%
Foreign Holdings	0.2%	0%	0%
Turnover Rate	79%	—	—
Expense Ratio
(9/30/2007)[4]	0.30%	—	—
Short-Term Reserves	–0.1%[5]	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.6%	13.5%	9.2%
Consumer Staples	4.8	4.6	10.5
Energy	9.3	9.3	12.6
Financials	19.1	19.0	17.3
Health Care	11.4	11.7	13.0
Industrials	15.1	15.5	11.4
Information Technology	14.1	13.9	15.7
Materials	5.1	5.2	3.7
Telecommunication
Services	2.0	1.9	2.8
Utilities	5.5	5.4	3.8

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.88
Beta	1.04	1.18

Ten Largest Holdings[7] (% of total net assets)

Cooper Industries, Inc.	electrical components
Class A	and equipment	1.0%
Intuitive Surgical, Inc.	health care
	equipment	1.0
AmerisourceBergen Corp.	health care
	distributors	1.0
Murphy Oil Corp.	integrated oil
	and gas	1.0
AutoZone Inc.	automotive retail	1.0
Whirlpool Corp.	household
	appliances	1.0
ENSCO International, Inc.	oil and gas drilling	1.0
Molson Coors
Brewing Co. Class B	brewers	0.9
Parker Hannifin Corp.	industrial machinery	0.9
SCANA Corp.	multi-utilities	0.9
Top Ten		9.7%

Investment Focus

1  MSCI US Small + Mid Cap 2200 Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratio shown is from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the expense ratio was 0.25%.

5  The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7  The holdings listed exclude any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1998–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Strategic Equity Fund[1]	–25.37%	5.96%	9.26%	$24,248
Dow Jones Wilshire 5000 Index	–21.20	6.04	4.00	14,801
Spliced Small and Mid Cap Index[2]	–21.50	8.28	8.14	21,874
Average Mid-Cap Core Fund[3]	–20.65	7.07	9.59	24,978

Fiscal-Year Total Returns (%): September 30, 1998–September 30, 2008

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

3  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.5%)
*	AutoZone Inc.	382,400	47,165
	Whirlpool Corp.	585,500	46,424
	Darden Restaurants Inc.	1,496,932	42,857
*	Dollar Tree, Inc.	1,079,490	39,250
*,^	Mohawk Industries, Inc.	517,125	34,849
*	Expedia, Inc.	1,605,251	24,255
*	Marvel Entertainment, Inc.	635,600	21,699
*	Hanesbrands Inc.	948,900	20,639
^	New York Times Co.
	Class A	1,436,100	20,522
	Sherwin-Williams Co.	322,257	18,420
	DeVry, Inc.	368,000	18,231
	Abercrombie & Fitch Co.	427,700	16,873
*	Priceline.com, Inc.	237,100	16,225
*	Aeropostale, Inc.	504,650	16,204
	Newell Rubbermaid, Inc.	919,326	15,868
	H & R Block, Inc.	667,100	15,043
*	JAKKS Pacific, Inc.	527,499	13,140
	Autoliv, Inc.	380,414	12,839
^	Meredith Corp.	433,720	12,166
	Wyndham Worldwide Corp.	711,900	11,184
	Cablevision Systems NY
	Group Class A	405,200	10,195
	The Stanley Works	226,000	9,433
*,^	Chipotle Mexican Grill, Inc.	161,600	8,967
*	ITT Educational
	Services, Inc.	107,200	8,674
	Bob Evans Farms, Inc.	302,417	8,253
*	Big Lots Inc.	280,900	7,817
*	Jack in the Box Inc.	370,065	7,808
*	ATC Technology Corp.	326,100	7,742
*	DreamWorks
	Animation SKG, Inc.	238,000	7,485
	Burger King Holdings Inc.	227,700	5,592
*	Helen of Troy Ltd.	244,400	5,565
*	NVR, Inc.	9,500	5,434
*	Denny’s Corp.	1,886,795	4,868

*	The Goodyear Tire &
	Rubber Co.	307,700	4,711
*	Capella Education Co.	109,500	4,693
	Ross Stores, Inc.	124,949	4,599
	Sinclair Broadcast Group, Inc.	898,516	4,529
*	Exide Technologies	507,800	3,748
	International Speedway Corp.	93,600	3,642
*,^	Jos. A. Bank Clothiers, Inc.	100,900	3,390
*	Lear Corp.	301,600	3,167
*	Lin TV Corp.	597,872	3,085
	UniFirst Corp.	65,103	2,805
^	Polaris Industries, Inc.	60,500	2,752
	American Greetings Corp.
	Class A	179,200	2,740
	Regal Entertainment Group
	Class A	164,047	2,589
	Interactive Data Corp.	96,534	2,435
	CSS Industries, Inc.	92,500	2,381
*	Valassis
	Communications, Inc.	270,950	2,346
*	Rent-A-Center, Inc.	103,700	2,310
	Black & Decker Corp.	37,800	2,296
	Sonic Automotive, Inc.	268,000	2,267
	Dover Downs Gaming &
	Entertainment, Inc.	276,250	2,149
^	Ethan Allen Interiors, Inc.	75,906	2,127
	Scripps Networks Interactive	55,600	2,019
	Hillenbrand Inc.	100,100	2,018
	Regis Corp.	68,600	1,887
*	Papa John’s International, Inc.	69,021	1,875
	Movado Group, Inc.	70,400	1,573
	RadioShack Corp.	90,500	1,564
	Journal Communications, Inc.	312,800	1,527
*	Skechers U.S.A., Inc.	79,106	1,331
	CBRL Group, Inc.	41,300	1,086
	Service Corp. International	123,107	1,029
*	Bally Technologies Inc.	31,700	960
	Furniture Brands
	International Inc.	90,592	953
	ArvinMeritor, Inc.	69,700	909
	Limited Brands, Inc.	45,200	783

11

			Market
			Value•
		Shares	($000)
*	AFC Enterprises, Inc.	105,300	765
*	Red Robin Gourmet
	Burgers, Inc.	28,000	750
*	Town Sports International
	Holdings, Inc.	116,300	709
*,^	Conn’s, Inc.	27,600	516
	OfficeMax, Inc.	52,200	464
*	1-800-FLOWERS.COM, Inc.	73,900	445
	Gray Television, Inc.	251,300	432
*	Charlotte Russe Holding Inc.	41,300	423
	Barnes & Noble, Inc.	15,500	404
^	Hearst-Argyle Television Inc.	16,800	375
	Churchill Downs, Inc.	7,239	355
	VF Corp.	4,500	348
*	Jo-Ann Stores, Inc.	14,800	311
*	CEC Entertainment Inc.	8,600	286
	Stage Stores, Inc.	18,300	250
	Group 1 Automotive, Inc.	8,600	187
*,^	Blockbuster Inc. Class A	89,600	185
*	P.F. Chang’s China
	Bistro, Inc.	7,600	179
*	Quiksilver, Inc.	22,200	127
*	Westwood One, Inc.	107,602	54
*	Deckers Outdoor Corp.	500	52
	The Buckle, Inc.	700	39
*	TRW Automotive
	Holdings Corp.	1,600	26
			653,643
Consumer Staples (4.8%)
	Molson Coors Brewing Co.
	Class B	978,200	45,731
*	Dr. Pepper Snapple
	Group, Inc.	1,027,000	27,195
*	NBTY, Inc.	768,183	22,677
	Nash-Finch Co.	472,695	20,383
	The Pepsi Bottling
	Group, Inc.	496,000	14,468
*	Ralcorp Holdings, Inc.	190,099	12,815
	The Clorox Co.	191,400	11,999
^	Cal-Maine Foods, Inc.	416,997	11,442
	SuperValu Inc.	512,000	11,110
*	Chiquita Brands
	International, Inc.	579,700	9,165
	Herbalife Ltd.	177,300	7,007
	PepsiAmericas, Inc.	322,905	6,691
	Universal Corp. (VA)	132,136	6,487
	The Estee Lauder Cos. Inc.
	Class A	108,300	5,405
	Corn Products
	International, Inc.	112,500	3,631
*	Winn-Dixie Stores, Inc.	254,000	3,531
	Del Monte Foods Co.	364,662	2,844
*	Alliance One
	International, Inc.	542,200	2,060
*	Prestige Brands
	Holdings Inc.	215,300	1,912

	Bunge Ltd.	21,800	1,377
*	National Beverage Corp.	85,000	754
	Alberto-Culver Co.	11,400	310
	Coca-Cola Bottling Co.	6,800	297
*	BJ’s Wholesale Club, Inc.	2,100	82
			229,373
Energy (9.3%)
	Murphy Oil Corp.	741,300	47,547
	ENSCO International, Inc.	804,309	46,352
*	Whiting Petroleum Corp.	486,900	34,696
	Helmerich & Payne, Inc.	793,442	34,269
*	Swift Energy Co.	765,400	29,613
	Patterson-UTI Energy, Inc.	1,359,269	27,213
*	Plains Exploration &
	Production Co.	757,300	26,627
	Massey Energy Co.	630,100	22,476
	Noble Corp.	496,022	21,775
	Noble Energy, Inc.	354,100	19,684
	Tidewater Inc.	321,200	17,782
*	Comstock Resources, Inc.	299,096	14,970
*	Mariner Energy Inc.	701,100	14,372
*	Bristow Group, Inc.	418,900	14,176
	W&T Offshore, Inc.	349,300	9,532
*	Stone Energy Corp.	215,025	9,102
*	Denbury Resources, Inc.	461,400	8,785
*	Ultra Petroleum Corp.	157,100	8,694
*	Superior Energy
	Services, Inc.	248,647	7,743
*	Nabors Industries, Inc.	278,062	6,929
*	Rosetta Resources, Inc.	214,400	3,936
	Walter Industries, Inc.	79,000	3,749
	Cimarex Energy Co.	69,821	3,415
*	SEACOR Holdings Inc.	42,500	3,355
*	McMoRan Exploration Co.	123,100	2,910
*	Oil States International, Inc.	81,007	2,864
*	Grey Wolf, Inc.	271,319	2,111
*	Gulfmark Offshore, Inc.	31,700	1,423
*	Clayton Williams
	Energy, Inc.	6,418	453
*	PetroQuest Energy, Inc.	23,600	362
	Berry Petroleum Class A	5,900	228
	Pioneer Natural
	Resources Co.	2,100	110
			447,253
Financials (19.2%)
*	Nasdaq Stock Market Inc.	1,390,100	42,495
	Unum Group	1,578,800	39,628
	Bank of Hawaii Corp.	726,175	38,814
	Cullen/Frost Bankers, Inc.	609,800	36,588
	Ameriprise Financial, Inc.	848,121	32,398
*	Arch Capital Group Ltd.	361,200	26,378
	Axis Capital Holdings Ltd.	781,780	24,790
	Endurance Specialty
	Holdings Ltd.	787,700	24,356
	PartnerRe Ltd.	352,219	23,983
	Torchmark Corp.	379,455	22,691

12

			Market
			Value•
		Shares	($000)
	Associated Banc-Corp.	1,090,823	21,762
	HCP, Inc. REIT	535,800	21,502
	Commerce Bancshares, Inc.	385,430	17,884
^	Pacific Capital Bancorp	861,430	17,530
	Platinum Underwriters
	Holdings, Ltd.	474,000	16,818
	Ventas, Inc. REIT	333,300	16,472
	Host Hotels & Resorts Inc.
	REIT	1,163,400	15,462
	FirstMerit Corp.	723,401	15,191
^	First Commonwealth
	Financial Corp.	978,620	13,182
^	Popular, Inc.	1,494,300	12,388
	Alexandria Real Estate
	Equities, Inc. REIT	104,600	11,768
	Aspen Insurance
	Holdings Ltd.	414,300	11,393
	Nationwide Health
	Properties, Inc. REIT	313,400	11,276
^	Synovus Financial Corp.	1,086,950	11,250
*,^	The St. Joe Co.	285,700	11,168
	Apartment Investment &
	Management Co.
	Class A REIT	314,985	11,031
	Everest Re Group, Ltd.	124,300	10,756
	Senior Housing Properties
	Trust REIT	446,800	10,647
*	EZCORP, Inc.	563,426	10,592
	Taubman Co. REIT	193,200	9,660
	Highwood
	Properties, Inc. REIT	269,200	9,573
	Leucadia National Corp.	208,790	9,487
	Douglas Emmett, Inc. REIT	405,100	9,346
	Home Properties, Inc. REIT	156,700	9,081
	National Retail
	Properties REIT	373,100	8,936
	F.N.B. Corp.	536,100	8,567
	Healthcare Realty
	Trust Inc. REIT	279,054	8,134
	CapitalSource Inc. REIT	619,500	7,620
	Odyssey Re Holdings Corp.	172,800	7,569
	NBT Bancorp, Inc.	246,952	7,389
	Mid-America Apartment
	Communities, Inc. REIT	150,300	7,386
	Mack-Cali Realty Corp. REIT	212,700	7,204
	Parkway Properties Inc. REIT	184,000	6,966
*	Interactive Brokers
	Group, Inc.	314,000	6,961
	Plum Creek
	Timber Co. Inc. REIT	139,300	6,946
	City Holding Co.	162,655	6,872
	Hospitality Properties
	Trust REIT	333,000	6,833
	AMB Property Corp. REIT	150,782	6,830
	Kimco Realty Corp. REIT	184,773	6,826
	Janus Capital Group Inc.	278,900	6,772

	Rayonier Inc. REIT	142,050	6,726
	RenaissanceRe
	Holdings Ltd.	124,566	6,477
	Sun Communities, Inc. REIT	322,700	6,393
	S & T Bancorp, Inc.	173,400	6,386
	IPC Holdings Ltd.	208,000	6,284
	Tanger Factory Outlet
	Centers, Inc. REIT	140,400	6,148
	EastGroup
	Properties, Inc. REIT	126,600	6,145
	Washington REIT	167,200	6,125
	Post Properties, Inc. REIT	216,700	6,061
	Annaly Mortgage
	Management Inc. REIT	421,700	5,672
	Colonial Properties
	Trust REIT	300,660	5,619
*	CB Richard Ellis Group, Inc.	418,200	5,591
	Avalonbay
	Communities, Inc. REIT	55,500	5,462
	Camden Property Trust REIT	118,500	5,434
	Jones Lang LaSalle Inc.	118,500	5,152
	Pennsylvania REIT	267,300	5,039
*	TD Ameritrade
	Holding Corp.	289,000	4,682
	Allied World Assurance
	Holdings, Ltd.	131,395	4,667
	Sovereign Bancorp, Inc.	1,107,500	4,375
	WSFS Financial Corp.	72,150	4,329
*	Penson Worldwide, Inc.	270,100	3,746
	Saul Centers, Inc. REIT	72,200	3,649
	BancFirst Corp.	67,122	3,244
^	JER Investors
	Trust Inc. REIT	620,900	3,042
	Oriental Financial Group Inc.	169,400	3,026
	WesBanco, Inc.	112,714	3,000
	Cash America
	International Inc.	81,000	2,919
	Potlatch Corp. REIT	62,900	2,918
	First Community
	Bancshares, Inc.	77,400	2,904
	Gamco Investors Inc.
	Class A	45,666	2,708
	FelCor Lodging
	Trust, Inc. REIT	364,700	2,611
	City Bank Lynnwood (WA)	154,609	2,412
	LTC Properties, Inc. REIT	79,600	2,334
^	Heartland Financial USA, Inc.	69,500	1,742
	SL Green Realty Corp. REIT	24,326	1,576
	First Merchants Corp.	68,930	1,572
*,^	Guaranty Financial
	Group, Inc.	390,700	1,543
*	Virginia Commerce
	Bancorp, Inc.	232,540	1,453
	LaSalle Hotel
	Properties REIT	59,600	1,390

13

			Market
			Value•
		Shares	($000)
	Developers Diversified
	Realty Corp. REIT	42,200	1,337
	Republic Bancorp, Inc.
	Class A	41,157	1,248
	Regency Centers Corp. REIT	16,400	1,094
*	Knight Capital Group, Inc.
	Class A	70,853	1,053
	The Macerich Co. REIT	16,100	1,025
	First BanCorp Puerto Rico	91,086	1,007
	Federal Realty Investment
	Trust REIT	10,900	933
	International
	Bancshares Corp.	33,900	915
	Health Care Inc. REIT	16,500	878
^	Crystal River
	Capital Inc. REIT	424,000	857
^	Great Southern Bancorp, Inc.	61,605	786
	Willis Group Holdings Ltd.	23,800	768
*	Dollar Financial Corp.	46,706	719
	Omega Healthcare
	Investors, Inc. REIT	33,500	659
	Presidential Life Corp.	41,553	656
	Anworth Mortgage
	Asset Corp. REIT	88,800	526
^	iStar Financial Inc. REIT	201,800	525
	Acadia Realty Trust REIT	20,100	508
	MFA Mortgage
	Investments, Inc. REIT	71,500	465
*	PHH Corp.	25,002	332
	Financial Federal Corp.	13,400	307
	S.Y. Bancorp, Inc.	8,500	260
	Community Bank
	System, Inc.	10,100	254
	Getty Realty
	Holding Corp. REIT	11,100	247
*	FPIC Insurance Group, Inc.	4,600	236
	UDR, Inc. REIT	8,200	214
	American Campus
	Communities, Inc. REIT	4,585	155
	First Financial Bancorp	7,500	110
	BOK Financial Corp.	600	29
*	Cardtronics Inc.	3,200	25
*	FCStone Group, Inc.	1,100	20
			923,855
Health Care (11.3%)
*	Intuitive Surgical, Inc.	200,600	48,341
	AmerisourceBergen Corp.	1,267,957	47,739
	Perrigo Co.	1,112,303	42,779
*	Lincare Holdings, Inc.	1,378,996	41,494
	Beckman Coulter, Inc.	453,546	32,197
*	Cephalon, Inc.	380,600	29,493
*	PAREXEL International Corp.	954,800	27,365
*	Express Scripts Inc.	361,900	26,715
*,^	Isis Pharmaceuticals, Inc.	1,219,702	20,601
*	King Pharmaceuticals, Inc.	1,912,600	18,323
*	Henry Schein, Inc.	340,300	18,322

	Universal Health Services
	Class B	289,800	16,237
	STERIS Corp.	348,400	13,093
*	Invitrogen Corp.	323,000	12,209
*	BioMarin Pharmaceutical Inc.	448,500	11,881
*	Onyx Pharmaceuticals, Inc.	322,800	11,679
	Invacare Corp.	362,400	8,748
*	Cynosure Inc.	464,200	8,328
*	Myriad Genetics, Inc.	115,900	7,520
	Chemed Corp.	167,200	6,865
*	MedCath Corp.	335,620	6,014
*	LifePoint Hospitals, Inc.	182,435	5,863
*	PharMerica Corp.	260,353	5,855
*	DaVita, Inc.	98,900	5,638
*	OSI Pharmaceuticals, Inc.	101,800	5,018
*	Watson Pharmaceuticals, Inc.	172,500	4,916
*	Skilled Healthcare Group Inc.	300,398	4,773
*	Warner Chilcott Ltd.	285,900	4,323
*	Emergent BioSolutions Inc.	293,488	3,842
*	Alexion Pharmaceuticals, Inc.	97,200	3,820
*	Charles River
	Laboratories, Inc.	67,600	3,754
*	Merit Medical Systems, Inc.	193,000	3,623
	Martek Biosciences Corp.	103,100	3,239
*	CONMED Corp.	96,400	3,085
*	Albany Molecular
	Research, Inc.	153,090	2,769
*	Bio-Rad Laboratories, Inc.
	Class A	27,500	2,726
*	Kindred Healthcare, Inc.	92,700	2,556
*	AMERIGROUP Corp.	91,400	2,308
*	Cambrex Corp.	367,900	2,263
*	Genoptix, Inc.	67,400	2,202
*	ViroPharma Inc.	167,055	2,192
*	Xenoport Inc.	33,040	1,602
	Sciele Pharma, Inc.	50,408	1,552
*	K-V Pharmaceutical Co.
	Class A	62,000	1,408
*	Gentiva Health Services, Inc.	48,600	1,309
*	Apria Healthcare Group Inc.	66,352	1,210
	Medicis Pharmaceutical Corp.	62,500	932
*	Affymetrix, Inc.	113,100	875
*	eResearch Technology, Inc.	66,400	791
*	Endo Pharmaceuticals
	Holdings, Inc.	36,600	732
*	Questcor
	Pharmaceuticals, Inc.	77,666	571
*	Amedisys Inc.	7,800	380
	Datascope Corp.	6,900	356
	Owens & Minor, Inc.
	Holding Co.	7,100	344
*	Alnylam Pharmaceuticals Inc.	11,200	324
*	Sucampo
	Pharmaceuticals Inc.	38,000	324
*	Kendle International Inc.	7,000	313
*	Res-Care, Inc.	17,000	308

14

			Market
			Value•
		Shares	($000)
*	Cross Country
	Healthcare, Inc.	13,475	219
*	CorVel Corp.	7,300	209
*	Health Management
	Associates Class A	49,700	207
*	AmSurg Corp.	7,020	179
*	Caraco Pharmaceutical
	Laboratories, Ltd.	9,000	113
*	Valeant Pharmaceuticals
	International	1,800	37
			545,003
Industrials (15.0%)
	Cooper Industries, Inc.
	Class A	1,232,300	49,230
	Parker Hannifin Corp.	853,241	45,222
	Cummins Inc.	943,582	41,253
	Manpower Inc.	847,275	36,568
	Trinity Industries, Inc.	1,323,720	34,059
	R.R. Donnelley & Sons Co.	1,375,145	33,732
*	AGCO Corp.	786,600	33,517
	Ryder System, Inc.	384,800	23,858
*	Terex Corp.	763,297	23,296
*	EnPro Industries, Inc.	543,700	20,204
	The Manitowoc Co., Inc.	1,268,280	19,722
*	Gardner Denver Inc.	546,660	18,980
	Hubbell Inc. Class B	540,500	18,945
*	EMCOR Group, Inc.	696,700	18,337
*	United Stationers, Inc.	379,230	18,139
	GATX Corp.	435,220	17,222
*	Hertz Global Holdings Inc.	2,244,609	16,992
	Steelcase Inc.	1,489,662	16,014
*,^	TBS International Ltd.	1,108,600	14,922
*	Perini Corp.	497,300	12,825
	Pitney Bowes, Inc.	378,700	12,596
	Pacer International, Inc.	737,422	12,145
	L-3 Communications
	Holdings, Inc.	110,300	10,845
*	Columbus McKinnon Corp.	447,800	10,555
*	Consolidated Graphics, Inc.	311,800	9,457
	SPX Corp.	118,300	9,109
*	Ceradyne, Inc.	240,100	8,802
*	Esterline
	Technologies Corp.	216,100	8,555
*	McDermott
	International, Inc.	325,000	8,304
	Acuity Brands, Inc.	188,700	7,880
*	Sykes Enterprises, Inc.	327,500	7,192
*	Allied Waste Industries, Inc.	590,488	6,560
	Robbins & Myers, Inc.	202,400	6,260
	Comfort Systems USA, Inc.	424,000	5,665
*,^	RSC Holdings Inc.	473,000	5,373
	Bowne & Co., Inc.	457,600	5,285
	Interface, Inc.	456,100	5,186
*	United Rentals, Inc.	339,781	5,178
	Herman Miller, Inc.	189,000	4,625
	Con-way, Inc.	104,743	4,620

	Apogee Enterprises, Inc.	299,390	4,500
	Knoll, Inc.	278,700	4,214
	Granite Construction Co.	110,600	3,962
*	Kansas City Southern	62,800	2,786
	The Toro Co.	66,000	2,726
*	GrafTech International Ltd.	171,900	2,597
	Arkansas Best Corp.	76,497	2,577
	Goodrich Corp.	58,300	2,425
	IKON Office Solutions, Inc.	132,500	2,254
	Triumph Group, Inc.	44,025	2,012
	Gibraltar Industries Inc.	103,093	1,929
*	Cenveo Inc.	243,200	1,870
^	Genco Shipping and
	Trading Ltd.	54,400	1,808
	Cubic Corp.	70,726	1,739
*	American Reprographics Co.	96,500	1,665
*	Republic Airways
	Holdings Inc.	143,300	1,460
*	Tecumseh Products Co.
	Class A	56,240	1,408
	TAL International Group, Inc.	65,400	1,362
	Kelly Services, Inc. Class A	58,946	1,123
	McGrath RentCorp	38,500	1,110
*	First Advantage Corp.
	Class A	76,000	1,068
	Republic Services, Inc.
	Class A	34,800	1,043
	Deluxe Corp.	65,600	944
*	CBIZ Inc.	93,684	793
	Textainer Group
	Holdings Ltd.	48,400	735
*	Old Dominion
	Freight Line, Inc.	24,000	680
*	Avis Budget Group, Inc.	104,800	602
*	MPS Group, Inc.	52,304	527
	Crane Co.	17,700	526
*	Rush Enterprises, Inc.
	Class A	40,650	520
	A.O. Smith Corp.	12,300	482
*	Kirby Corp.	12,400	470
	HEICO Corp. Class A	16,714	469
*	Alliant Techsystems, Inc.	3,047	286
	Paragon Shipping, Inc.	26,000	222
	Encore Wire Corp.	10,911	198
	Belden Inc.	6,100	194
	The Brink's Co.	2,200	134
	HEICO Corp.	3,000	98
			722,747
Information Technology (14.0%)
*	Sybase, Inc.	1,416,085	43,360
*	BMC Software, Inc.	1,476,836	42,282
*	Western Digital Corp.	1,804,400	38,470
*	salesforce.com, inc.	794,500	38,454
*	Hewitt Associates, Inc.	1,033,800	37,672
*	Avnet, Inc.	1,511,800	37,236
*	Anixter International Inc.	492,000	29,279

15

			Market
			Value•
		Shares	($000)
*	Skyworks Solutions, Inc.	3,436,500	28,729
*	Dolby Laboratories Inc.	574,900	20,231
*	Lexmark International, Inc.	596,000	19,412
*	Amkor Technology, Inc.	2,854,951	18,186
*	Marvell Technology
	Group Ltd.	1,860,700	17,304
*	Integrated Device
	Technology Inc.	2,164,800	16,842
*	OmniVision
	Technologies, Inc.	1,425,939	16,270
*	EarthLink, Inc.	1,892,800	16,089
*	CSG Systems
	International, Inc.	906,578	15,892
*	Plexus Corp.	721,166	14,928
*	j2 Global
	Communications, Inc.	635,467	14,838
*	Interwoven Inc.	1,026,566	14,495
*	Metavante Technologies	691,639	13,321
	Xilinx, Inc.	552,500	12,956
*	ManTech International Corp.	216,100	12,813
	National
	Semiconductor Corp.	593,200	10,209
	Intersil Corp.	597,700	9,910
	KLA-Tencor Corp.	296,600	9,387
*	QLogic Corp.	571,700	8,781
	United Online, Inc.	869,520	8,182
	Technitrol, Inc.	463,100	6,849
*	JDA Software Group, Inc.	427,200	6,498
*	Progress Software Corp.	202,924	5,274
*	Parametric Technology Corp.	282,298	5,194
*	Flextronics International Ltd.	732,700	5,187
	Fair Isaac, Inc.	213,500	4,923
	Broadridge Financial
	Solutions LLC	274,700	4,228
*	S1 Corp.	678,316	4,151
*	Fairchild Semiconductor
	International, Inc.	456,900	4,062
*	Brocade Communications
	Systems, Inc.	692,000	4,027
*	SAIC, Inc.	182,900	3,700
*,^	UTStarcom, Inc.	1,022,400	3,445
*	MKS Instruments, Inc.	170,950	3,404
*	LAM Research Corp.	106,698	3,360
	Plantronics, Inc.	147,500	3,322
*	Synopsys, Inc.	160,170	3,195
*	SYNNEX Corp.	143,000	3,195
*	Multi-Fineline
	Electronix, Inc.	204,002	3,017
*	Tech Data Corp.	98,100	2,928
*,^	DST Systems, Inc.	44,000	2,464
*	Ciber, Inc.	322,100	2,251
	CTS Corp.	171,300	2,189
*	iGATE Corp.	238,627	2,069
*	SRA International, Inc.	87,200	1,973
*	Arrow Electronics, Inc.	61,604	1,615
*	Cymer, Inc.	63,600	1,611

*	Sapient Corp.	194,600	1,446
	Black Box Corp.	41,200	1,423
*	Checkpoint Systems, Inc.	74,100	1,395
	ADTRAN Inc.	70,600	1,376
	Methode Electronics, Inc.
	Class A	130,600	1,168
*,^	Constant Contact, Inc.	63,900	1,091
*	SPSS, Inc.	29,800	875
	Bel Fuse, Inc. Class B	30,300	863
*,^	Sigma Designs, Inc.	55,600	791
*	TNS Inc.	38,400	744
*	Taleo Corp. Class A	33,064	658
*	TTM Technologies, Inc.	64,629	641
*	TriQuint Semiconductor, Inc.	87,600	420
*	infoGROUP, Inc.	61,837	409
*	Manhattan Associates, Inc.	16,100	360
*	Entegris Inc.	73,400	355
*	Quantum Corp.	311,502	336
*	Eagle Test Systems, Inc.	19,100	292
*	Harmonic, Inc.	32,700	276
*	Standard Microsystem Corp.	10,362	259
*	Convergys Corp.	17,500	259
*	Benchmark Electronics, Inc.	16,500	232
*	Mastech Holdings, Inc.	15,908	121
	Renaissance Learning, Inc.	7,905	103
*	Emulex Corp.	7,500	80
*	Compuware Corp.	3,300	32
			675,664
Materials (5.0%)
	CF Industries Holdings, Inc.	368,200	33,676
	Celanese Corp. Series A	1,194,200	33,330
*	Owens-Illinois, Inc.	1,023,900	30,103
	Greif Inc. Class A	447,200	29,345
	Eastman Chemical Co.	478,260	26,333
	Terra Industries, Inc.	862,800	25,366
	AK Steel Holding Corp.	915,535	23,731
	Steel Dynamics, Inc.	504,828	8,627
	Reliance Steel &
	Aluminum Co.	172,000	6,531
	Schnitzer Steel
	Industries, Inc. Class A	147,800	5,800
	Lubrizol Corp.	116,900	5,043
	Compass Minerals
	International, Inc.	83,100	4,354
	Rock-Tenn Co.	74,800	2,990
*	Buckeye Technology, Inc.	347,858	2,849
	Olin Corp.	79,900	1,550
	Innophos Holdings Inc.	53,700	1,309
	Koppers Holdings, Inc.	25,900	969
	Glatfelter	17,000	230
	RPM International, Inc.	1,000	19
	Innospec, Inc.	1,400	17
			242,172
Telecommunication Services (2.0%)
	Embarq Corp.	930,823	37,745
*	Syniverse Holdings Inc.	1,093,403	18,161

16

			Market
			Value•
		Shares	($000)
	Telephone & Data
	Systems, Inc.	392,648	14,037
*	Cincinnati Bell Inc.	4,000,300	12,361
	CenturyTel, Inc.	165,500	6,066
	NTELOS Holdings Corp.	131,800	3,544
	Windstream Corp.	288,900	3,161
	Atlantic Tele-Network, Inc.	22,400	627
			95,702
Utilities (5.4%)
	SCANA Corp.	1,126,678	43,862
	Alliant Energy Corp.	1,050,656	33,842
	Energen Corp.	617,472	27,959
	Questar Corp.	609,200	24,928
	Xcel Energy, Inc.	1,090,745	21,804
	CMS Energy Corp.	1,409,100	17,571
	ONEOK, Inc.	506,100	17,410
	WGL Holdings Inc.	437,800	14,207
	Wisconsin Energy Corp.	203,700	9,146
	Pepco Holdings, Inc.	391,934	8,979
	DPL Inc.	358,500	8,891
	ITC Holdings Corp.	137,200	7,103
*	Mirant Corp.	324,400	5,933
	Atmos Energy Corp.	208,611	5,553
	The Laclede Group, Inc.	113,600	5,508
	Portland General
	Electric Co.	200,800	4,751
	DTE Energy Co.	36,900	1,480
	Avista Corp.	50,000	1,086
	UIL Holdings Corp.	26,000	893
	Empire District Electric Co.	23,900	510
*	El Paso Electric Co.	23,700	498
			261,914
Total Common Stocks
(Cost $5,480,914)			4,797,326
Temporary Cash Investments (2.3%)[1]
Money Market Fund (2.2%)
2,3	Vanguard Market
	Liquidity Fund, 2.296%	105,951,083	105,951

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government Agency Obligation (0.1%)
4,5 Federal Home Loan Bank,
2.576%, 11/24/08	3,000	2,985
Total Temporary Cash Investments
(Cost $108,940)		108,936
Total Investments (101.8%)
(Cost $5,589,854)	4,906,262
Other Assets and Liabilities (–1.8%)
Other Assets		24,572
Liabilities[3]		(109,172)
		(84,600)
Net Assets (100%)
Applicable to 293,687,951 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,821,662
Net Asset Value Per Share		$16.42

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	5,839,019
Undistributed Net Investment Income	38,101
Accumulated Net Realized Losses	(370,970)
Unrealized Appreciation (Depreciation)
Investment Securities	(683,592)
Futures Contracts	(896)
Net Assets	4,821,662

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers.The total value of securities on loan is $83,848,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 1.7%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  Includes $85,825,000 of collateral received for securities on loan.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

5  Securities with a value of $2,985,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust See accompanying Notes, which are an integral part of the Financial Statements.

17

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	74,463
Interest[1]	1,196
Security Lending	5,401
Total Income	81,060
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,005
Management and Administrative	12,353
Marketing and Distribution	1,403
Custodian Fees	145
Auditing Fees	22
Shareholders’ Reports	169
Trustees’ Fees and Expenses	10
Total Expenses	15,107
Net Investment Income	65,953
Realized Net Gain (Loss)
Investment Securities Sold	(321,593)
Futures Contracts	(9,796)
Realized Net Gain (Loss)	(331,389)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,491,594)
Futures Contracts	(1,211)
Change in Unrealized Appreciation (Depreciation)	(1,492,805)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,758,241)

1  Interest income from an affiliated company of the fund was $774,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,953	78,672
Realized Net Gain (Loss)	(331,389)	755,729
Change in Unrealized Appreciation (Depreciation)	(1,492,805)	71,161
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,758,241)	905,562
Distributions
Net Investment Income	(69,137)	(74,998)
Realized Capital Gain[1]	(700,017)	(282,684)
Total Distributions	(769,154)	(357,682)
Capital Share Transactions
Issued	774,976	1,437,921
Issued in Lieu of Cash Distributions	726,971	338,749
Redeemed	(1,851,818)	(1,380,667)
Net Increase (Decrease) from Capital Share Transactions	(349,871)	396,003
Total Increase (Decrease)	(2,877,266)	943,883
Net Assets
Beginning of Period	7,698,928	6,755,045
End of Period[2]	4,821,662	7,698,928

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $83,541,000 and $28,845,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $38,101,000 and $41,285,000. See accompanying Notes, which are an integral part of the Financial Statements.

19

Financial Highlights

					Nov. 1,	Year
					2003, to	Ended
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Oct. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2003
Net Asset Value, Beginning of Period	$24.94	$23.07	$23.28	$19.70	$17.85	$13.01
Investment Operations
Net Investment Income	.240	.270	.270	.190	.130	.130
Net Realized and Unrealized Gain (Loss) on Investments
	(6.090)	2.840	1.170	4.490	1.850	4.840
Total from Investment Operations	(5.850)	3.110	1.440	4.680	1.980	4.970
Distributions
Dividends from Net Investment Income	(.240)	(.260)	(.210)	(.140)	(.130)	(.130)
Distributions from Realized Capital Gains	(2.430)	(.980)	(1.440)	(.960)	—	—
Total Distributions	(2.670)	(1.240)	(1.650)	(1.100)	(.130)	(.130)
Net Asset Value, End of Period	$16.42	$24.94	$23.07	$23.28	$19.70	$17.85

Total Return[2]	–25.37%	13.76%	6.49%	24.32%	11.14%	38.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,822	$7,699	$6,755	$5,183	$2,953	$1,714
Ratio of Total Expenses to
Average Net Assets	0.25%	0.30%	0.35%	0.40%	0.45%[3]	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.09%	1.03%	1.18%	0.99%	0.83%[3]	1.04%
Portfolio Turnover Rate	79%	75%	80%	75%	66%	100%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $479,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,600,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at September 30, 2008, the fund had $48,221,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net gains realized through October 31, 2007. Subsequently the fund realized capital losses of $371,403,000, which are available to offset future net capital gains.

At September 30, 2008, the cost of investment securities for tax purposes was $5,590,317,000. Net unrealized depreciation of investment securities for tax purposes was $684,055,000, consisting of unrealized gains of $309,713,000 on securities that had risen in value since their purchase and $993,768,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	40	14,606	(791)
E-mini Russell 2000 Index	148	10,041	(216)
E-mini S&P MidCap Index	43	3,140	111

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended September 30, 2008, the fund purchased $4,766,212,000 of investment securities and sold $5,818,502,000 of investment securities, other than temporary cash investments.

22

E. Capital shares issued and redeemed were:

	Year Ended Sept. 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	39,124	57,380
Issued in Lieu of Cash Distributions	36,367	14,281
Redeemed	(90,470)	(55,822)
Net Increase (Decrease) in Shares Outstanding	(14,979)	15,839

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	4,903,277	(896)
Level 2—Other significant observable inputs	2,985	—
Level 3—Significant unobservable inputs	—	—
Total	4,906,262	(896)

23

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $619,964,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $66,884,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 83.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund[1]
Periods Ended September 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–25.37%	5.96%	9.26%
Returns After Taxes on Distributions	–26.88	4.84	7.79
Returns After Taxes on Distributions and Sale of Fund Shares	–14.37	5.17	7.59

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$890.94	$1.09
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,023.92	$1.17

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer  Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008  Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998  Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.
.

Russell is a trademark of The Frank Russell Company

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112008

>  Both the Investor and Admiral Shares of Vanguard Capital Opportunity Fund returned –24.1% for the fiscal year as the stock market tumbled.

>  The fund sustained its largest losses in information technology stocks.

>  The fund’s sizable investment in Monsanto was a notable bright spot.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Capital Opportunity Fund
Investor Shares	VHCOX	–24.1%
Admiral™ Shares[1]	VHCAX	–24.1
Russell Midcap Growth Index		–24.7
Average Multi-Cap Growth Fund[2]		–24.1

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$42.70	$29.41	$0.218	$3.442
Admiral Shares	98.71	68.00	0.577	7.952

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the 12 months ended September 30, 2008, Vanguard Capital Opportunity Fund returned –24.1%, a disappointing performance that was consistent with the broad stock market’s poor returns. Distress in the U.S. financial sector reverberated throughout global financial markets, putting pressure on just about every stock portfolio.

As it has for the past several years, Vanguard Capital Opportunity Fund held sizable positions in health care and information technology stocks. Tech stocks were hit hard. Health care stocks held up better, but still declined in value. Among the few bright spots were select holdings in the materials sector.

If you own the Capital Opportunity Fund in a taxable account, see page 25 for a report on the fund’s after-tax returns for the 12 months ended September 30. Please note that our preliminary estimates suggest that the fund will distibute capital gains of roughly $2.00 per share for Investor Shares and $4.60 per share for Admiral Shares in December 2008.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone,

2

stock prices fell more than 9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board sought to subdue the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

3

A short-term setback for a long-term strategy

During the past 12 months, Vanguard Capital Opportunity Fund featured many of the same themes that have driven performance over the past few years: outsized investments in health care and technology stocks, limited exposure to the financial services sector, and sizable positions in select consumer and industrial companies that stand to benefit from heavy investment in research and development.

As the financial markets’ turmoil intensified, however, systemic risks seemed to overwhelm the prospects of individual companies and industries. The Capital Opportunity Fund sustained its biggest losses among its information technology stocks, which lost more than one-third of their value.

Chip-related companies and communication technology providers were among the worst performers, stung by the expectation that ongoing problems in the IT-intensive financial services industry will trim profits.

Other notable weak spots included the fund’s industrial stocks, mainly airlines and air-freight companies, which struggled first with high energy prices and then with the threat of weaker demand in a slowing economy.

The fund’s health care stake was slightly more resilient, sustaining a 12-month decline in the single digits. Medical-device companies and large pharmaceutical companies were weak; biotech stocks fared better.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
Capital Opportunity Fund	0.45%	0.37%	1.43%

1  The fund expense ratios shown are from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

Materials stocks were the fund’s best performers. Producers of raw materials and industrial commodities have struggled during the past 12 months as economic growth slowed and commodity prices pulled back. The fund’s sizable investment in Monsanto, a leader in genetically engineered seeds, performed strongly, however, as global grain prices remained high.

The fund’s distinctive strategy has produced exceptional returns

Although recent performance has been dispiriting, Vanguard Capital Opportunity Fund’s longer-term performance has been exceptional. This is a credit to the advisor, PRIMECAP Management Company, and its disciplined, research-intensive investment strategy.

During the ten years ended September 30, the fund produced an average annual return of 14.9%, significantly more than its comparative standards. An initial $25,000 investment in the Capital Opportunity Fund would have compounded to more than $100,000 in wealth. At the peer group’s average rate of return, the same initial investment would have compounded to about $35,000.

Balance and diversification can help investors avoid emotional extremes

The stock market’s recent volatility has been unsettling. History suggests, however, that these periods of turmoil are a trade-off for the potential to earn long-term returns superior to those of lower-risk assets. Of

Total Returns
Ten Years Ended September 30, 2008
Average
Annual Return
Capital Opportunity Fund Investor Shares	14.9%
Russell Midcap Growth Index	5.5
Average Multi-Cap Growth Fund[1]	3.5

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

5

course, when risk materializes, anxiety runs high, and it’s easy to lose sight of this trade-off’s potential benefits.

Our experience suggests that diversification within and across asset classes can help investors to moderate an emotional response. A broadly diversified portfolio will never experience the highest highs, but it can help protect investors from the lowest lows.

During the past 12 months, of course, even balanced portfolios of stocks and bonds have struggled. The financial markets’ recent challenges will eventually be resolved, however, and we continue to believe that diversification and balance can help put you in a position to benefit from the markets’ long-term opportunities.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 14, 2008

6

Advisor’s Report

For the fiscal year ended September 30, Vanguard Capital Opportunity Fund returned –24.1%, in line with the returns of its comparative standards.

Investment environment

As the fiscal year came to a close, the deterioration in the financial sector accelerated. Many of the larger players experienced significant asset write-downs, recapitalizations, and even bankruptcies. The urgency to deleverage and rapid stock-price declines led to a further decline in the sector.

The Federal Reserve Board and the U.S. Treasury responded swiftly, introducing a number of programs designed to help stabilize the markets, including the $700 billion Emergency Economic Stabilization Act of 2008. The act gives the Treasury broad authority to help banks strengthen their balance sheets. The bill’s passage by Congress was keenly anticipated, but initially, at least, the financial markets remained under severe pressure. Stock prices fell sharply, and credit market activity came to a near standstill.

These dramatic events capped a 12-month period of already poor stock market performance. What had at first looked like a slowdown seemed likely to become a recession. The employment situation has continued to deteriorate, and retail sales have declined significantly. While the sharp correction in energy and commodity prices has hurt investors, the cost relief to consumers will potentially have the same impact as a tax cut and help overextended household budgets.

Management of the fund

Our primary objective is to identify companies whose long-term fundamentals will evolve significantly better than the current Wall Street consensus or valuation suggests. To help find these underappreciated companies, we rely on rigorous fundamental research and meet not only with company management but also with competitors, suppliers, and customers. We invest with a long-term perspective, in the expectation that over a three- to five-year horizon our choices will outperform the market.

In recent years, this process has led us to establish large positions in information technology and health care stocks. Together, these holdings accounted for more than 65% of portfolio assets at the end of the period. Both sectors struggled during the past 12 months, with especially weak returns from our technology holdings. Bright spots included Amgen and Genentech, both of which have benefited from investors’ renewed interest in biotech stocks.

Among the weaker performers were computer chip-related companies NVIDIA, ASML Holding, and FormFactor, which have been hit by a collapse in demand for computers and computer chips. Research

7

In Motion, one of the fund’s largest holdings and maker of the ubiquitous BlackBerry, lost 31% of its value during the 12 months as investors worried about consumer weakness and a falloff in demand from the financial sector. We remain positive on the company’s prospects, as overall smartphone adoption continues and several new product introductions are anticipated in the fourth calendar quarter.

During the past 12 months, the fund also benefited from materials holding Monsanto. The producer of genetically engineered seeds and high-value-added herbicides has capitalized on the global boom in grain prices. Its share price gained more than 15% for the period and the company was the fund’s largest holding on September 30, 2008.

Outlook

As previously mentioned, our greatest areas of conviction remain health care and information technology. The bearish arguments on the health care sector are well-known: increased scrutiny during the Food and Drug Administration (FDA) approval process, patent expirations, generic competition, price controls, and government intervention. We have been surprised by and disappointed with the difficulties that pharmaceutical companies have encountered in trying to get new products approved by the FDA. In our view, however, investors are overlooking some companies’ promising drug pipelines, exciting and innovative new medical devices, and valuations that are near 30-year lows. We have positioned the portfolio to take advantage of a potential shift in market leadership and believe the innovation and financial strength of the health care industry is likely to be recognized in the coming years.

Historically, technology spending has been cyclical, and stocks of technology companies are trading at valuations that suggest this is still the case. There is also a pervasive fear that the meltdown in the financial sector will have a significant impact on technology spending, as financials have traditionally been large consumers of information technology. We think the tech industry has changed dramatically over the last 10 years. Market shares are more concentrated, companies are more global in nature, and balance sheets are among the strongest in corporate America. We maintain our conviction on the companies we own in this area and look for a recovery in 2009.

The most immediate concern is the financial-market turmoil. The lack of liquidity in many areas of the market is debilitating. Long term, we believe the equity markets will recover and investors will be rewarded for purchasing equities. However, the recovery in economic growth will take time, as the system needs to deleverage the excesses taken on during the past seven or eight years.

8

Unlike in some prior recoveries, we do not view the consumer as the engine for growth; consumers have taken on excessive debt and need to repair their damaged balance sheets. Personal saving has been nonexistent and needs to increase. The process will take time, and patience is required.

We remain optimistic about the fund’s portfolio. We believe that the companies we hold are positioned well in what might prove to be an increasingly difficult economic environment. In difficult times, fundamentals matter most, and we will continue to search for companies whose valuations now make them attractive long-term investments.

We thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.

Theo A. Kolokotrones		Howard B. Schow
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager
Joel P. Fried		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager

PRIMECAP Management Company, LLP

October 14, 2008

9

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	118	505	4,679
Median Market Cap	$15.4B	$5.9B	$29.6B
Price/Earnings Ratio	17.9x	16.7x	15.5x
Price/Book Ratio	2.3x	3.1x	2.2x
Yield[3]		1.0%	2.3%
Investor Shares	0.5%
Admiral Shares	0.6%
Return on Equity	16.3%	21.6%	20.0%
Earnings Growth Rate	25.8%	24.0%	17.7%
Foreign Holdings	10.7%	0.0%	0.0%
Turnover Rate	13%	—	—
Expense Ratio
(9/30/2007)[4]		—	—
Investor Shares	0.45%
Admiral Shares	0.37%
Short-Term Reserves	2.9%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.8%	17.7%	9.2%
Consumer Staples	0.0	4.7	10.5
Energy	5.8	10.5	12.6
Financials	0.7	6.5	17.3
Health Care	28.0	13.4	13.0
Industrials	8.2	17.6	11.4
Information Technology	37.5	19.1	15.7
Materials	5.1	4.6	3.7
Telecommunication
Services	0.7	2.7	2.8
Utilities	0.2	3.2	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.89	0.84
Beta	0.91	1.17

Ten Largest Holdings[6] (% of total net assets)

Monsanto Co.	fertilizers and
	agricultural
	chemicals	4.9%
Eli Lilly & Co.	pharmaceuticals	4.5
Research In Motion Ltd.	communications equipment	4.1
Applied Biosystems Inc.	life sciences tools and services	3.1
Biogen Idec Inc.	biotechnology	3.0
Symantec Corp.	systems software	3.0
FedEx Corp.	air freight and
	logistics	2.9
Amgen, Inc.	biotechnology	2.9
Medtronic, Inc.	health care
	equipment	2.8
DIRECTV Group, Inc.	broadcasting and
	cable television	2.8
Top Ten		34.0%

Investment Focus

1  Russell Midcap Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratios shown are from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1998–September 30, 2008

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2008			of a $25,000
	One Year	Five Years	Ten Years	Investment
Capital Opportunity Fund Investor Shares[1,2]	–24.13%	9.25%	14.89%	$100,173
Dow Jones Wilshire 5000 Index	–21.20	6.04	4.00	37,001
Russell Midcap Growth Index	–24.65	6.53	5.51	42,726
Average Multi-Cap Growth Fund[3]	–24.07	4.79	3.45	35,108

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Capital Opportunity Fund Admiral Shares[1]	–24.05%	9.35%	7.18%	$161,122
Dow Jones Wilshire 5000 Index	–21.20	6.04	3.84	129,579
Russell Midcap Growth Index	–24.65	6.53	4.66	136,840

1  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Derived from data provided by Lipper Inc.

4  Performance for the fund’s Admiral Shares and comparative standards is calculated since the fund’s Admiral Shares’ inception: November 12, 2001.

11

Fiscal-Year Total Returns (%): September 30, 1998–September 30, 2008

Note: See Financial Highlights tables for dividend and capital gains information.

12

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.4%)
Consumer Discretionary (13.4%)
*	DIRECTV Group, Inc.	8,222,335	215,179
	TJX Cos., Inc.	5,352,400	163,355
*	Bed Bath & Beyond, Inc.	3,303,400	103,760
	Whirlpool Corp.	1,225,000	97,130
*,1	The Dress Barn, Inc.	4,970,000	75,991
*,^	CarMax, Inc.	4,512,800	63,179
1	Men’s Wearhouse, Inc.	2,800,000	59,472
	Nordstrom, Inc.	1,536,400	44,279
	Best Buy Co., Inc.	952,500	35,719
*	Quiksilver, Inc.	5,871,500	33,702
	Lowe’s Cos., Inc.	1,411,400	33,436
*	99 Cents Only Stores	2,200,000	24,134
	Gentex Corp.	1,370,000	19,591
*	O’Reilly Automotive, Inc.	650,000	17,401
*	Chico’s FAS, Inc.	2,075,000	11,350
*	Amazon.com, Inc.	133,600	9,721
	Abercrombie & Fitch Co.	200,000	7,890
1	Strattec Security Corp.	220,000	5,812
*	Expedia, Inc.	300,000	4,533
			1,025,634
Consumer Staples (0.0%)
*	Cott Corp.	1,706,700	1,843

Energy (5.7%)
	Murphy Oil Corp.	2,600,000	166,764
	Arch Coal, Inc.	2,450,000	80,581
	Noble Energy, Inc.	1,000,000	55,590
*	Plains Exploration &
	Production Co.	1,200,400	42,206
*	National Oilwell Varco Inc.	805,000	40,435
	ConocoPhillips Co.	400,000	29,300
*	Exterran Holdings, Inc.	383,750	12,265
*	Pride International, Inc.	245,000	7,254
			434,395
Financials (0.7%)
	The Chubb Corp.	390,000	21,411
	Capital One Financial Corp.	380,000	19,380
	TCF Financial Corp.	330,000	5,940
^	East West Bancorp, Inc.	230,000	3,151
*	SLM Corp.	50,000	617
*,^	MF Global Ltd.	93,000	404

			50,903
Health Care (27.3%)
	Eli Lilly & Co.	7,806,700	343,729
	Applied Biosystems Inc.	6,850,179	234,619
*	Biogen Idec Inc.	4,500,000	226,305
*	Amgen, Inc.	3,687,700	218,570
	Medtronic, Inc.	4,326,400	216,753
	Novartis AG ADR	3,700,000	195,508
*	Genentech, Inc.	1,685,000	149,426
*	BioMarin
	Pharmaceutical Inc.	4,825,500	127,827
	Roche Holdings AG	725,000	113,493
*	Boston Scientific Corp.	8,582,700	105,310
*	Millipore Corp.	1,011,500	69,591
*	Affymetrix, Inc.	3,105,500	24,036
*	Edwards Lifesciences Corp.	300,000	17,328
*	Cerner Corp.	386,500	17,253
*	Sepracor Inc.	550,000	10,070
*,^	Dendreon Corp.	1,525,000	8,708
*	Waters Corp.	28,200	1,641
*	Pharmacyclics, Inc.	740,500	1,496
*	Illumina, Inc.	10,000	405
			2,082,068
Industrials (7.9%)
	FedEx Corp.	2,815,150	222,510
*,1	Thomas & Betts Corp.	3,311,000	129,361
*	AMR Corp.	6,912,400	67,880
*	McDermott
	International, Inc.	2,442,000	62,393
	Pall Corp.	1,700,000	58,463

13

			Market
			Value•
		Shares	($000)
	Union Pacific Corp.	250,000	17,790
*	JetBlue Airways Corp.	3,241,050	16,043
	Avery Dennison Corp.	315,000	14,011
	Southwest Airlines Co.	678,800	9,849
	Chicago Bridge &
	Iron Co. N.V.	288,000	5,541
	Expeditors International of
	Washington, Inc.	93,600	3,261
*	US Airways Group Inc.	57,000	344
			607,446
Information Technology (36.6%)
	Communications Equipment (10.1%)
*	Research In Motion Ltd.	4,547,300	310,581
	Corning, Inc.	12,205,000	190,886
*	Brocade Communications
	Systems, Inc.	14,726,000	85,705
*,1	Emulex Corp.	4,569,400	48,755
*	Avocent Corp.	1,984,500	40,603
	Motorola, Inc.	4,800,000	34,272
	Plantronics, Inc.	1,150,000	25,898
*	Comverse Technology, Inc.	1,660,000	15,878
	QUALCOMM Inc.	267,000	11,473
*	Ciena Corp.	607,142	6,120
*	Nortel Networks Corp.	2,323,500	5,205

	Computers & Peripherals (2.3%)
	Hewlett-Packard Co.	1,250,000	57,800
*,^,1Avid Technology, Inc.		2,037,500	49,022
*	SanDisk Corp.	1,958,962	38,298
*	EMC Corp.	2,625,000	31,395

	Electronic Equipment,
	Instruments & Components (1.1%)
*	Trimble Navigation Ltd.	2,900,000	74,994
*	Flextronics
	International Ltd.	1,125,000	7,965
	Jabil Circuit, Inc.	220,000	2,099

	Internet Software & Services (3.1%)
*	Google Inc.	336,150	134,635
*	eBay Inc.	3,600,000	80,568
*	VeriSign, Inc.	17,000	443
*	Yahoo! Inc.	592,168	10,245
*	Akamai Technologies, Inc.	507,900	8,858

	IT Services (0.7%)
*	NeuStar, Inc. Class A	2,518,000	50,083
	Satyam Computer
	Services Ltd. ADR	15,500	250

	Semiconductors &
	Semiconductor Equipment (11.9%)
	ASML Holding NV
	(New York Shares)	9,371,133	165,026

	Altera Corp.	6,350,000	131,318
*	NVIDIA Corp.	11,973,350	128,235
*,1	FormFactor Inc.	6,090,500	106,096
*,^	Cree, Inc.	4,263,900	97,132
*	Rambus Inc.	5,235,000	67,270
	Intersil Corp.	3,807,000	63,120
*	Micron Technology, Inc.	10,350,000	41,917
	Texas Instruments, Inc.	2,700,000	58,050
*	Cymer, Inc.	650,000	16,464
	Xilinx, Inc.	430,000	10,083
*	Entegris Inc.	2,019,231	9,773
*	FEI Co.	295,000	7,024
	Intel Corp.	235,000	4,402

	Software (7.4%)
*	Symantec Corp.	11,530,500	225,767
	Microsoft Corp.	3,850,000	102,756
*	Adobe Systems, Inc.	1,455,000	57,429
*	Autodesk, Inc.	1,500,000	50,325
*	Citrix Systems, Inc.	1,950,000	49,257
*	Macrovision
	Solutions Corp.	2,414,140	37,129
*,1	The Descartes
	Systems Group Inc.	4,645,000	17,047
*	Intuit, Inc.	470,000	14,857
*	THQ Inc.	500,000	6,020
*	Nuance
	Communications, Inc.	320,000	3,901
*	McAfee Inc.	32,000	1,087
			2,793,516
Materials (4.9%)
	Monsanto Co.	3,819,486	378,053

Telecommunication Services (0.7%)
	Sprint Nextel Corp.	8,219,700	50,140

Utilities (0.2%)
*	AES Corp.	1,192,000	13,934
Total Common Stocks
(Cost $6,562,129)			7,437,932
Temporary Cash Investment (3.7%)
2,3	Vanguard Market
	Liquidity Fund, 2.296%
	(Cost $280,877)	280,876,666	280,877
Total Investments (101.1%)
(Cost $6,843,006)			7,718,809
Other Assets and Liabilities—Net (–1.1%)			(80,912)
Net Assets (100%)			7,637,897

14

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	7,718,809
Receivables for Investment
Securities Sold	4,796
Receivables for Capital Shares Issued	4,908
Other Assets	3,363
Total Assets	7,731,876
Liabilities
Security Lending Collateral
Payable to Brokers	48,698
Payables for Investment
Securities Purchased	11,723
Payables for Capital Shares Redeemed	11,939
Other Liabilities	21,619
Total Liabilities	93,979
Net Assets	7,637,897

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	6,237,819
Undistributed Net Investment Income	10,030
Accumulated Net Realized Gains	514,284
Unrealized Appreciation (Depreciation)
Investment Securities	875,803
Foreign Currencies	(39)
Net Assets	7,637,897

Investor Shares—Net Assets
Applicable to 130,931,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,850,936
Net Asset Value Per Share—
Investor Shares	$29.41

Admiral Shares—Net Assets
Applicable to 55,690,636 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,786,961
Net Asset Value Per Share—
Admiral Shares	$68.00

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $46,675,000.

1  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  Includes $48,698,000 of collateral received for securities on loan. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends[1,2]	84,749
Interest[2]	13,694
Security Lending	5,189
Total Income	103,632
Expenses
Investment Advisory Fees—Note B	23,957
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,031
Management and Administrative—Admiral Shares	3,656
Marketing and Distribution—Investor Shares	795
Marketing and Distribution—Admiral Shares	734
Custodian Fees	143
Auditing Fees	21
Shareholders’ Reports—Investor Shares	48
Shareholders’ Reports—Admiral Shares	24
Trustees’ Fees and Expenses	12
Total Expenses	37,421
Expenses Paid Indirectly	(147)
Net Expenses	37,274
Net Investment Income	66,358
Realized Net Gain (Loss)
Investment Securities Sold[2]	593,692
Foreign Currencies	(23)
Realized Net Gain (Loss)	593,669
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,125,959)
Foreign Currencies	(50)
Change in Unrealized Appreciation (Depreciation)	(3,126,009)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,465,982)

1  Dividends are net of foreign withholding taxes of $1,886,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $911,000, $13,694,000, and $28,027,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,358	20,796
Realized Net Gain (Loss)	593,669	895,690
Change in Unrealized Appreciation (Depreciation)	(3,126,009)	1,136,597
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,465,982)	2,053,083
Distributions
Net Investment Income
Investor Shares	(26,947)	(9,611)
Admiral Shares	(29,293)	(10,882)
Realized Capital Gain[1]
Investor Shares	(425,472)	(254,953)
Admiral Shares	(403,705)	(196,140)
Total Distributions	(885,417)	(471,586)
Capital Share Transactions
Investor Shares	150,506	(500,766)
Admiral Shares	663,727	293,890
Net Increase (Decrease) from Capital Share Transactions	814,233	(206,876)
Total Increase (Decrease)	(2,537,166)	1,374,621
Net Assets
Beginning of Period	10,175,063	8,800,442
End of Period[2]	7,637,897	10,175,063

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $23,367,000 and $7,045,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $10,030,000 and $4,625,000. See accompanying Notes, which are an integral part of the Financial Statements.

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Financial Highlights

Investor Shares

					Nov. 1,	Year
					2003, to	Ended
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Oct. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2003
Net Asset Value, Beginning of Period	$42.70	$36.11	$31.92	$27.24	$24.28	$16.54
Investment Operations
Net Investment Income	.254[2]	.070	.053	.090[3]	.017	.009
Net Realized and Unrealized Gain (Loss)
on Investments[4]	(9.884)	8.447	4.421	4.731	2.956	7.744
Total from Investment Operations	(9.630)	8.517	4.474	4.821	2.973	7.753
Distributions
Dividends from Net Investment Income	(.218)	(.070)	(.055)	(.070)	(.013)	(.013)
Distributions from Realized Capital Gains	(3.442)	(1.857)	(.229)	(.071)	—	—
Total Distributions	(3.660)	(1.927)	(.284)	(.141)	(.013)	(.013)
Net Asset Value, End of Period	$29.41	$42.70	$36.11	$31.92	$27.24	$24.28

Total Return[5]	–24.13%	24.35%	14.10%	17.72%	12.25%	46.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,851	$5,415	$5,051	$5,231	$6,199	$5,120
Ratio of Total Expenses to Average Net Assets
	0.45%	0.45%	0.49%	0.51%	0.52%[6]	0.59%
Ratio of Net Investment Income to Average Net Assets
	0.67%[2]	0.18%	0.15%	0.33%[3]	0.06%[6]	0.04%
Portfolio Turnover Rate	13%	14%	11%	12%	10%	14%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

3  Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4  Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.01, and $.01.

5  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years, or the account service fee that may be applicable to certain accounts with balances below $10,000.

6  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Admiral Shares

					Nov. 1,	Year
					2003, to	Ended
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Oct. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2003
Net Asset Value, Beginning of Period	$98.71	$83.49	$73.77	$62.96	$56.11	$38.22
Investment Operations
Net Investment Income	.664[2]	.240	.198	.291[3]	.096	.062
Net Realized and Unrealized Gain (Loss)
on Investments[4]	(22.845)	19.508	10.229	10.911	6.828	17.894
Total from Investment Operations	(22.181)	19.748	10.427	11.202	6.924	17.956
Distributions
Dividends from Net Investment Income	(.577)	(.238)	(.178)	(.228)	(.074)	(.066)
Distributions from Realized Capital Gains	(7.952)	(4.290)	(.529)	(.164)	—	—
Total Distributions	(8.529)	(4.528)	(.707)	(.392)	(.074)	(.066)
Net Asset Value, End of Period	$68.00	$98.71	$83.49	$73.77	$62.96	$56.11

Total Return[5]	–24.05%	24.43%	14.23%	17.82%	12.36%	47.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,787	$4,760	$3,750	$3,004	$1,337	$840
Ratio of Total Expenses to Average Net Assets
	0.36%	0.37%	0.40%	0.42%	0.41%[6]	0.49%
Ratio of Net Investment Income to Average Net Assets
	0.76%[2]	0.26%	0.24%	0.38%[3]	0.17%[6]	0.14%
Portfolio Turnover Rate	13%	14%	11%	12%	10%	14%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

3  Net investment income per share and the ratio of net investment income to average net assets include $.108 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4  Includes increases from redemption fees of $.01, $.00, $.00, $.01, $.03, and $.03.

5  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

6  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

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Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2008, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $767,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $95,000 and custodian fees by $52,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,690,000 from undistributed net investment income, and $40,857,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2008, the fund had $24,476,000 of ordinary income and $514,267,000 of long-term capital gains available for distribution.

During the year ended September 30, 2008, the fund realized net foreign currency losses of $23,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At September 30, 2008, the cost of investment securities for tax purposes was $6,843,006,000. Net unrealized appreciation of investment securities for tax purposes was $875,803,000, consisting of unrealized gains of $2,254,405,000 on securities that had risen in value since their purchase and $1,378,602,000 in unrealized losses on securities that had fallen in value since their purchase.

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F. During the year ended September 30, 2008, the fund purchased $1,418,743,000 of investment securities and sold $1,125,047,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	550,122	14,897	353,165	9,164
Issued in Lieu of Cash Distributions	425,525	11,807	249,615	6,678
Redeemed[1]	(825,141)	(22,596)	(1,103,546)	(28,870)
Net Increase (Decrease)—Investor Shares	150,506	4,108	(500,766)	(13,028)
Admiral Shares
Issued	754,541	8,655	623,496	6,994
Issued in Lieu of Cash Distributions	392,708	4,717	189,279	2,192
Redeemed[1]	(483,522)	(5,904)	(518,885)	(5,875)
Net Increase (Decrease)—Admiral Shares	663,727	7,468	293,890	3,311

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2007		Proceeds from		Sept. 30, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Avid Technology, Inc.	55,176	—	—	—	49,022
Emulex Corp.	87,595	—	—	—	48,755
FormFactor Inc.	144,225	73,163	—	—	106,096
Men’s Wearhouse, Inc.	NA2	7,879	6,674	730	59,472
Minerals Technologies, Inc.	82,179	—	79,448	49	—
Rambus Inc.	99,468	568	—	—	NA3
Strattec Security Corp.	10,221	—	—	132	5,812
The Descartes Systems Group Inc.	21,924	—	—	—	17,047
The Dress Barn, Inc.	83,655	820	—	—	75,991
Thomas & Betts Corp.	194,163	—	6	—	129,361
	778,606			911	491,556

1  Net of redemption fees of $784,000 and $430,000 (fund totals).

2  At September 30, 2007, the issuer was not an affiliated company of the fund.

3  At September 30, 2008, the security was still held, but the issuer was no longer an affiliated company of the fund.

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I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	7,605,316
Level 2—Other significant observable inputs	113,493
Level 3—Significant unobservable inputs	—
Total	7,718,809

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Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $846,623,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short term capital gains.

The fund distributed $69,812,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 63.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares[1]
Periods Ended September 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–24.13%	9.25%	14.89%
Returns After Taxes on Distributions	–25.19	8.73	13.95
Returns After Taxes on Distributions and Sale of Fund Shares	–13.83	8.12	13.06

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000; nor do they include the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$869.86	$2.16
Admiral Shares	1,000.00	870.34	1.73
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.76	$2.33
Admiral Shares	1,000.00	1,023.21	1.88

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

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Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer  Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008  Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998  Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

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fund voted the proxies for securities it owned during
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Vanguard Marketing Corporation, Distributor.

Q1110 112008

>  For the fiscal year ended September 30, 2008, Vanguard Global Equity Fund declined –32.2%, posting a greater loss than either its benchmark index or the average return of competing global funds.

>  Reversing a trend in recent years, returns from international stocks trailed those of U.S. stocks, which also lost significant ground.

>  Poor stock selection in several sectors—particularly financials, materials, consumer discretionary, and energy—contributed to the fund’s disappointing result.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	13
Performance Summary	15
Financial Statements	16
Your Fund’s After-Tax Returns	36
About Your Fund’s Expenses	37
Glossary	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Global Equity Fund	VHGEX	–32.2%
MSCI All Country World Index		–26.9
Average Global Fund[1]		–26.5

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$26.51	$16.64	$0.430	$1.400

1  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned –32.2% for the fiscal year ended September 30, 2008. The fund trailed both the average return of its peers in the global fund category and its unmanaged benchmark index by more than 5 percentage points. Much of the fund’s underperformance can be attributed to its advisors’ stock choices in several sectors.

If you hold shares of Vanguard Global Equity Fund in a taxable account, you may wish to review our report on after-tax returns on page 36.

Credit-market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. International stock markets dropped –30.0% for the 12 months ended September 30. The broad U.S. stock market suffered less-severe losses, at –21.2% for the period; the last month was the most painful as stock prices fell more than –9%.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Fund was hurt by overexposure in some markets and poor stock-picking

Amid the worldwide credit crunch and declining markets, the Global Equity Fund lagged its unmanaged benchmark for the first time in the past eight fiscal years. The fund also did worse than the average return of competitor funds.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	–30.0%	3.1%	11.8%
Russell 1000 Index (Large-caps)	–22.1	0.1	5.5
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

The fund’s underperformance was caused chiefly by two factors: first, the decision by the fund’s advisory team to overweight certain markets in Europe, Asia, and the Pacific region, where returns were worse than those in the United States; and second, the advisors’ selection of stocks that underperformed in eight out of ten industry sectors.

About 36% of the fund’s assets, on average, were invested in U.S. companies—more than 5 percentage points below the index weighting. The fund’s average weighting in the developed European markets was also slightly smaller than the corresponding benchmark weightings. The fund’s emerging-markets exposure was higher than the benchmark’s in the Pacific and Middle East/Africa regions, but a bit lower in European and Latin American emerging markets.

The entire fiscal year proved highly adversarial for stock investors. No country was immune to the downdraft. Fund holdings in every region posted losses of at least 19%. Only two nations managed more modest single-digit percentage losses—Brazil (–7.4%) and Israel (–6%).

Global Equity’s positions in the developed European markets had the highest negative return (–37%). However, because the United States constituted by far the fund’s single largest country weighting, the fund’s U.S. exposure (–31%) exerted the biggest performance drag. In fact, those holdings

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Global
	Fund	Fund
Global Equity Fund	0.64%	1.49%

Total Returns
Ten Years Ended September 30, 2008
Average
Annual Return
Global Equity Fund	9.7%
MSCI All Country World Index	4.7
Average Global Fund[2]	4.8

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  The fund expense ratio shown is from the prospectus dated June 23, 2008. For the fiscal year ended September 30, 2008, the expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

2  Derived from data provided by Lipper Inc.

trailed the performance of the overall U.S. stock market by about 10 percentage points, due mainly to poor stock selection, particularly in financials, materials, consumer discretionary, and energy.

Some large companies suffered from the global slowdown

Regardless of borders, the biggest detractors within financials were the Dutch financial services provider ING Groep (–49%), the German exchange Deutsche Boerse (–33%), and U.S. insurance giant American International Group (–95%), the latter being rescued by the U.S. government. Expected declines in demand for materials hit some stocks hard, including global steel manufacturer ArcelorMittal (–37%).

Within consumer discretionary, the leading detractors included stocks in the sales-starved auto industry—notably Peugeot (–53%), Renault (–54%), and Fiat (–55%). In energy, projected declines in oil consumption dragged down Royal Dutch Shell (–27%), Lukoil Holdings (–29%), and Marathon Oil (–29%), with all three among the top-ten weightiest losers in the portfolio.

During a very negative 12 months, there were few positive notes. The fund’s telecommunication services (–21%) and utilities (–16%) holdings did manage to lose less ground than did each of the two benchmark sectors’ average losses. And a few notable holdings in the fund, including U.S. financial giant JPMorgan Chase (+6%), scored gains.

For more details on the fund’s positioning and performance, see the Advisors’ Report on page 7.

Global Equity’s long-term record remains superior to that of peers

Because we believe investing in stocks is a long-term endeavor, it’s best to measure a stock fund’s investment returns over longer time periods, particularly after such a tough 12-month period. Assessing a fund over extended market cycles can filter out short-term fluctuations and reveal how an investment performs through a variety of market conditions. This is particularly true of any fund that invests around the globe.

During the ten years ended September 30, 2008, the Global Equity Fund had an average annual return of 9.7%, outdistancing both its benchmark index and its peer-group average by about 5 percentage points per year. In U.S. dollar terms, a hypothetical investment of $10,000 in Global Equity made ten years ago would have grown to $25,278 by September 30—nearly $10,000 more than the result of a corresponding investment in the index, which bears no management expenses.

The driver of the fund’s outperformance record is, of course, the talent of its advisors. Their experience and skill have proven successful in identifying companies with superior growth potential. The fund’s competitive results have been supported by its low expense ratio, which means that we are able to pass along a greater share of the total returns to you.

The fund has added a fourth investment advisor

About midway through the fiscal year, we added a fourth investment advisor to the fund’s management team. Baillie Gifford Overseas Ltd., based in Edinburgh, Scotland, employs a long-term, valuation-sensitive growth philosophy. Its bottom-up approach seeks high-quality companies whose earnings and cash flows increase faster than the market’s.

Baillie Gifford joins current Global Equity Fund advisors Acadian Asset Management LLC, AllianceBernstein L.P., and Marathon Asset Management LLP. The fund’s investment objective and policies have not changed.

As we often have done with our equity funds, we added a talented advisor to further diversify the fund’s investment strategies. The table on page 7 provides a breakdown of the fund’s assets that are managed independently by each advisor, and on pages 7–12, you’ll find separate reports from each of the fund’s four advisors.

Amid strong headwinds, global investing remains promising

In recent years, investing abroad has provided rewarding returns for U.S. investors. But as the past year has shown, investing in stocks, whether domestic or international, often involves setbacks and retreats—and occasionally severe ones, at that.

It’s anyone’s guess when the markets will turn around. But whether it’s sooner or later, seasoned investors know that remaining in the markets has historically been the best way to capitalize on the long-term growth of the global marketplace.

We believe that the Global Equity Fund—with its broad diversification across nations and sectors and its reliance on four advisors with different but complementary approaches—can provide investors a low-cost way to give their portfolios some exposure to opportunities beyond the United States. As one element of a stock portfolio, the fund can play a useful role in helping you to move toward your investment goals.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 17, 2008

Advisors’ Report

During the fiscal year ended September 30, 2008, the Global Equity Fund returned –32.2%, reflecting the combined results of your fund’s independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches to a particular market segment, enhancing the diversification of your fund.

The advisors, their percentage of fund assets managed, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment opportunities in their markets and of how their portfolio positioning reflects this assessment. These comments were prepared on October 22, 2008

Acadian Asset Management LLC

Portfolio Managers:

John Chisholm, CFA, Executive Vice President

and Co-Chief Investment Officer

Ronald Frashure, CFA, President and

Chief Executive Officer

Brian Wolahan, CFA, Senior Vice President

and Director of Alternative Strategies

During the 12 months ended

September 30, 2008, world equity

markets experienced unprecedented levels

Vanguard Global Equity Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management LLC	44	2,250	A quantitative, active, bottom-up investment process that combines stock and peer-group valuation to arrive at a return forecast for each of more than 40,000 securities in the global universe.

AllianceBernstein L.P.	27	1,416

A fundamentally based, research-driven approach focused on finding companies whose long-term earnings power exceeds the level implied by their current stock price. Proprietary quantitative tools aid risk control and portfolio construction.

Marathon Asset Management LLP	23	1,196	A long-term and contrarian investment philosophy and process with a focus on industry capital cycle analysis and in-depth management assessment.

Baillie Gifford Overseas Ltd.	3	159

The advisor seeks stocks that can generate above- average growth in earnings and cash flow, producing a bottom-up, stock-driven approach to country and asset allocation. An in-depth view on each company is measured against the consensus view, leading to discrepancies and potential opportunities to add value.

Cash Investments[1]	3	139	—-

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

of volatility as the credit crunch intensified, concerns about a global slowdown gave way to recessionary conditions in a number of major markets, and inflation pressures persisted. The reporting period culminated with the U.S. financial system in disarray as a number of key Wall Street players buckled under the weight of heavy losses on mortgage-linked securities. The U.S. government stepped in with a proposed $700 billion bailout package in an effort to resuscitate the market’s key banking and financial institutions and prevent the crisis from penetrating deeper into the economy.

The fiscal year also saw broad deleveraging of stocks by hedge funds and proprietary trading desks, and value-style underperformance. This made it a challenging period for Acadian’s process.

Bottom-up stock selection led our portfolio to take the largest positions in Russia, Germany, the Netherlands, Turkey, and South Korea. We underweighted the United Kingdom, Canada, Switzerland, and Spain. Materials, industrials, and energy were key sectors that we overweighted.

The portfolio’s weak spots included stock selection in the United States, with additional weakness in the Netherlands, Germany, France, and Japan. Finance, banking, and energy stocks were among the most costly during the period. ING Groep, Société Générale, and Dexia were vulnerable to the ongoing turmoil in credit and equity markets, while exchange operators Deutsche Boerse and Hong Kong

Exchanges & Clearing declined as investors traded equities unevenly during the period in response to rapidly changing market dynamics. Royal Dutch Shell, LUKOIL, and Marathon Oil also detracted notably, as gains earlier in the year were offset by declines in the third quarter. These stocks fell in tandem with receding crude prices, which peaked in July and began to drop amid concerns about the resilience of demand in an environment of slowing global growth.

The portfolio earned positive returns from a combination of stock- and country-level performance in Russia, stock selection combined with the underweighting in the United Kingdom, and stock selection in Australia. Key positions that added value in these markets included fertilizer producer Incitec Pivot and Mobile TeleSystems. Avoiding U.K. benchmark detractors such as Vodafone and BP also helped relative return.

AllianceBernstein L.P.

Portfolio Managers:

Sharon E. Fay, CFA, Executive Vice

President and Chief Investment

Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment

Officer–International Value Equities and

Director of Research–Global and

International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment

Officer–International Value Equities and Chief

Investment Officer–Emerging Markets

The credit crisis, which began in mid-2007, accelerated in the final months of the fiscal year. Turmoil in the global financial system, a loss of confidence in counterparties, and fear of global recession increased investors’ risk aversion, turning it into panic selling in September. Action by governments and central banks to rescue troubled institutions and boost liquidity averted a systemic meltdown, but equity markets remained extremely volatile.

Our setbacks during the period included troubled financial stocks and stock selection in the commodity sector. Among the most prominent detractors were AIG, Fannie Mae, Freddie Mac, and Fortis, which were all rescued by government intervention, and HBOS, which was forced into a merger with Lloyds TSB. These holdings have been diluted so much that we are unlikely to recover much of our original investments, which is regrettable.

We did not anticipate the intensity of emotion that took over the market. Our fundamental forecasts of companies’ operations have been the bedrock of our successful stock selection throughout our history. But in this environment, uncertainty and fear have driven investor behavior, and actions by governments and rating agencies have been unpredictable and overwhelming.

Nevertheless, the steps taken to shore up the financial system helped the performance of some of our other financial holdings. For example, JPMorgan Chase was among the biggest contributors to relative returns.

Although it is difficult to see through the dark clouds hanging over the markets, our research strongly suggests that recognition of the credit losses faced by financial institutions is at a very advanced stage. We expect that with state help, the banking industry will recover strongly from today’s woes, just as the U.S. financial industry rebounded from the banking crisis in the early 1990s. Consolidation should leave the survivors with improved market share and profitability, and several of the potential beneficiaries are among the portfolio’s holdings.

A dispassionate analysis of current conditions makes us cautiously optimistic. Coordinated action on the part of central banks and governments to inject liquidity into the markets and develop a systematic solution to the crisis are positive steps. Slower global growth is relieving inflationary pressures, which should improve consumer spending power. The oversupply of U.S. housing is being worked down. Finally, the balance sheets of nonfinancial companies around the world are robust, owing to cautious use of cash flow during the last expansion, putting these companies in a strong position to weather the expected economic slowdown.

We harbor no illusions. There are many headwinds that will need to dissipate. Righting the global economy and the capital markets will take time, but corrective forces are at work.

Meanwhile, blind flight from risk has created rich opportunities for investors not swayed by emotion. We are prudently taking advantage of many of these opportunities. Most of our best periods of absolute and relative returns have been earned in the aftermath of market dislocations. It is a tough time for investors, but by sticking to well-designed principles of investing that have stood the test of time, we believe we can turn today’s turmoil and the extraordinary opportunities it is creating to the fund’s advantage.

Marathon Asset Management LLP

Portfolio Managers:

Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

Over the last 12 months we made a small shift in the asset allocation of our portfolio, as we increased exposure to the U.S. market at the expense of the weighting in Japan. We also added to the beleaguered financial sector in both Europe and the United States. Following an unprecedented period of turbulence and upheaval in the sector, this move looks to have been premature. However, the total effect from financial exposure in our portfolio over a one-year period was muted, with the negative effect from stock selection marginally outweighed by the beneficial underweighting in the sector. Nonetheless, over the last year our portfolio underperformed the benchmark largely because of currency and geographical allocation, as well as stock selection.

The severity of the financial crisis seems certain to have important ramifications for other parts of the economy, and expectations for economic growth are more modest than they have been for some time. The good news is that inflationary expectations look set to subside as commodity prices fall. Accommodative monetary policy and the positively shaped yield curve should support profitability for financial firms in the United States, and the $700 billion bailout fund should provide liquidity if all else fails. Elsewhere, it looks likely that interest rates will be cut sharply, and this should help support equity prices.

More positive is the wide disparity in performance among financial stocks, which suggests, first, that we are in the eye of the storm and, second, that there will be winners as well as losers in the current crisis. Should the financial situation stabilize and credit markets normalize, we would expect companies to quickly resume buybacks (because share prices are lower), which should benefit equity markets worldwide. Until we reach the point of maximum pain, both corporate cash flows and valuations will be under some pressure. However, firms that don’t have to raise new equity, which represent most of the shares in the portfolio, can look forward to significantly higher share prices in the next cycle. Firms that are forced to raise new equity at current prices are effectively being forced to incorporate current pessimism into their future potential.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden, Joint Senior Partner and

Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

Across the globe, equity investors felt the continued effects of the credit crunch, and the fiscal period ended with another painful lurch as yet more financial companies lost their independence, or worse. Our stock-picking stance and emphasis on long-term investment means we continued to focus on the companies in the portfolio. Rather than react to the prophets of doom who dominated the headlines toward the end of the fiscal year, we considered the implications of the adjustments that took place over the 12 months.

Although September’s news was unwelcome, it may just herald the next stage in the process we are calling “The

Big Adjustment.” The global imbalances created by lax credit conditions may take some time to unwind, but that process should help improve the longer-term health of global economies. In general, companies’ balance sheets are in good shape (financial companies excepted), and firms have made good strides in reorienting themselves away from their home markets to areas where there is sustainable growth. One of our bigger holdings, Schlumberger, is a good example. This is an oil services company based in Texas, but it is generally acknowledged to be a key partner for many of the world’s rapidly developing oil regions—to the north in Canada, to the east in Russia, and to the south in Brazil.

Another piece of good news is that the world economy may have gotten beyond the worst of the inflationary pressure that was a concern earlier in the year. Hard commodity and oil prices have taken a step backward, and the annual rates of price increases for soft commodities have peaked and are falling off.

It would be naive to assume that the final period of the adjustment and the slowing of inflationary pressures will not continue to have a negative impact for several months. However, central banks are now in a better position to react to these events than they have been for some time, and arguably the urgency for them to do so is greater. All this means that for the long-term investor, the returns from global equity markets should be good.

Looking forward, it is likely that growth will be slower than it has been in the past, because the period of easy credit has ended. On the other hand, the developing world will continue to provide many exciting growth opportunities, and excessive investor pessimism in the mature economies should allow us to expand our exposure to traditional growth companies trading at compelling valuations.

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	791	2,515
Turnover Rate	73%	—
Expense Ratio
(9/30/2007)[2]	0.64%	—
Short-Term Reserves	–1.3%[3]	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	13.8%	8.7%
Consumer Staples	8.3	9.7
Energy	11.3	12.2
Financials	19.5	21.7
Health Care	6.3	9.6
Industrials	10.2	10.5
Information Technology	11.7	10.6
Materials	9.9	7.2
Telecommunication Services	6.3	5.1
Utilities	2.7	4.7

Volatility Measures[4]
Fund Versus
Comparative Index[1]
R-Squared	0.98
Beta	1.13

Ten Largest Holdings[5] (% of total net assets)

Royal Dutch Shell PLC	integrated oil
	and gas	2.7%
McDonald’s Corp.	restaurants	1.7
E.On AG	electric utilities	1.6
The Kroger Co.	food retail	1.6
ING Groep NV	diversified financial
	services	1.5
Nintendo Co.	home entertainment
	software	1.4
Sumitomo Mitsui	diversified banks
Financial Group, Inc.		1.3
France Telecom SA	integrated
	telecommunication
	services	1.3
State Street Corp.	asset management
	and custody banks	1.1
Wal-Mart Stores, Inc.	hypermarkets and
	super centers	1.0
Top Ten		15.2%

Allocation by Region (% of equity exposure)

1  MSCI All Country World Index.

2  The expense ratio shown is from the prospectus dated June 23, 2008. For the fiscal year ended September 30, 2008, the expense ratio was 0.51%.

3  The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5  The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Europe
United Kingdom	8.6%	8.8%
Germany	5.8	3.7
France	4.8	4.5
Netherlands	2.0	1.0
Switzerland	1.5	3.2
Italy	1.2	1.5
Sweden	1.0	0.9
Other European Markets	4.0	4.2
Subtotal	28.9%	27.8%
Pacific
Japan	10.9%	9.0%
Hong Kong	1.8	0.8
Australia	1.2	2.6
Other Pacific Markets	0.4	0.5
Subtotal	14.3%	12.9%
Emerging Markets
South Korea	3.8%	1.3%
Taiwan	2.5	1.1
Brazil	1.3	1.5
South Africa	1.2	0.8
China	1.1	1.5
Other Emerging Markets	5.0	4.0
Subtotal	14.9%	10.2%
North America
United States	38.8%	45.0%
Canada	3.1	4.1
Subtotal	41.9%	49.1%

1  Country percentages exclude currency contracts held by the fund.

2  MSCI All Country World Index.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1998–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Global Equity Fund[1]	–32.24%	8.55%	9.72%	$25,278
MSCI All Country World Index	–26.87	8.35	4.69	15,813
Average Global Fund[2]	–26.47	7.15	4.77	15,936

Fiscal Year Total Returns (%): September 30, 1998–September 30, 2008

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

Note: See Financial Highlights tables for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.9%)[1]
Australia (0.9%)
	BHP Billiton Ltd.	1,001,608	25,912
^	Macquarie Infrastructure
	Group	2,050,356	3,888
	Santos Ltd.	218,037	3,336
	OZ Minerals Ltd.	2,200,365	2,792
	Australia & New Zealand
	Bank Group Ltd.	146,324	2,261
	Sims Group Ltd.	82,452	1,914
	Brambles Ltd.	271,843	1,696
	BlueScope Steel Ltd.	202,732	1,195
	Amcor Ltd.	203,799	896
	Orica Ltd.	44,610	753
	Caltex Australia Ltd.	69,841	691
	Alumina Ltd.	246,453	622
	Iluka Resources Ltd.	76,078	289
			46,245
Austria (0.2%)
^	Erste Bank der
	Oesterreichischen
	Sparkassen AG	161,559	8,043
	Oesterreichische Post AG	19,555	661
*	BETandWIN.com
	Interactive
	Entertainment AG	8,217	219
			8,923
Belgium (0.8%)
^	Dexia	1,470,472	16,062
	Solvay SA	99,500	12,214
	Fortis	732,632	4,524
	Delhaize Group	73,541	4,272
	Groupe Bruxelles
	Lambert SA	18,757	1,619
	InBev	16,453	979
	Aquarius Platinum Ltd.	100,227	452
			40,122

Brazil (1.3%)
	Petroleo Brasileiro SA Pfd.	1,141,700	20,735
	Usiminas-Usinas
	Siderugicas de Minas
	Gerais SA Pfd.	661,575	14,018
	Itausa-Investimentos
	Itau SA	1,647,524	8,078
	Uniao de Bancos
	Brasileiros SA GDR	79,500	8,023
	Banco do Brasil SA	413,400	4,862
	Petroleo Brasileiro
	SA Series A ADR	91,200	3,413
	Banco Itau Holding
	Financeira SA ADR	150,750	2,638
	Gerdau SA ADR	166,500	1,848
	Companhia Vale do
	Rio Doce Sponsored ADR	74,600	1,320
	Metalurgica Gerdau SA	36,000	556
			65,491
Canada (3.1%)
	Rogers Communications,
	Inc. Class B	743,100	24,103
	Bombardier Inc. Class B	4,182,000	22,713
	Potash Corp. of
	Saskatchewan, Inc.	145,900	18,915
	Petro-Canada	376,300	12,517
	Imperial Oil Ltd.	280,100	11,996
	Sun Life Financial Services
	of Canada	298,844	10,446
*	Research In Motion Ltd.	127,400	8,701
	Canadian Imperial Bank
	of Commerce	143,541	8,238
	Toronto-Dominion Bank	112,800	6,792
	Nexen Inc.	259,700	6,027
	BCE Inc.	142,465	4,913
	Methanex Corp.	227,200	4,451
	ATCO, Ltd.	87,200	3,163
^	Gerdau AmeriSteel Corp.	293,000	2,822
^	ACE Aviation Holdings, Inc.	311,800	2,303
	Onex Corp.	83,300	2,150

			Market
			Value•
		Shares	($000)
	Ritchie Brothers
	Auctioneers Inc.	54,510	1,273
*	KHD Humboldt International	60,800	1,166
*	Ivanhoe Mines Ltd.	186,808	1,132
^,*	AbitibiBowater, Inc.	218,435	856
*	CGI Group Inc.	95,200	833
*	Catalyst Paper Corp.	1,158,844	751
*	Nortel Networks Corp.	322,633	723
*	OPTI Canada Inc.	52,940	550
*	Groupe Aeroplan, Inc.	40,100	497
*	Fraser Papers Inc.	337,960	479
	Biovail Corp.	44,800	425
			158,935
China (1.1%)
	CNOOC Ltd.	18,453,000	20,730
	China Petroleum &
	Chemical Corp.	20,116,000	15,876
	China Construction Bank	7,167,000	4,782
	China Mobile
	(Hong Kong) Ltd.	396,000	3,967
	Tsingtao Brewery
	Co., Ltd.	2,144,000	3,876
	China COSCO
	Holdings Co., Ltd.	2,958,500	2,697
	China Telecom Corp. Ltd.	5,688,000	2,334
*	SINA.com	27,000	951
			55,213
Denmark (0.3%)
*	Vestas Wind Systems A/S	65,019	5,675
^,*	William Demant A/S	56,130	2,525
	Coloplast A/S B Shares	32,210	2,390
^,*	GN Store Nord A/S	420,379	1,835
	AP Moller-Maersk A/S
	B Shares	200	1,740
	Novo Nordisk A/S B Shares	15,950	827
	Carlsberg A/S B Shares	9,000	686
	Danske Bank A/S	21,658	521
^	Bang & Olufsen A/S
	B Shares	9,950	375
			16,574
Egypt (0.1%)
	Orascom Construction
	Industries GDR	11,150	1,164
*	TMG Holding	1,103,412	1,141
*	Egyptian Financial Group-
	Hermes Holding SAE	109,800	682
*	Commercial International
	Bank	22,500	164
			3,151
Finland (0.5%)
	Stora Enso Oyj R Shares	1,173,300	11,464
	Nokia Oyj	345,222	6,439
	Sampo Oyj A Shares	205,539	4,676
	Metso Oyj	109,941	2,697
	TietoEnator Oyj B Shares	62,105	914
	Wartsila Oyj B Shares	12,083	509
			26,699

France (4.5%)
	France Telecom SA	2,364,205	66,315
	Total SA	377,278	22,920
	Sanofi-Aventis	321,426	21,132
	BNP Paribas SA	182,888	17,458
	Rénault SA	233,900	14,906
	Credit Agricole SA	773,493	14,897
	PSA Peugeot Citroën	303,518	11,423
	Compagnie Générale
	des Etablissements
	Michelin SA	136,800	8,861
*	UbiSoft Entertainment SA	108,386	7,540
	Air France	290,900	6,660
	Arkema	135,800	5,013
	Lagardere S.C.A.	99,687	4,494
	Carrefour SA	83,950	3,959
	AXA	117,068	3,832
	Thales SA	59,092	2,982
	Neopost SA	31,254	2,947
	Legrand SA	129,040	2,910
	Alcatel-Lucent ADR	479,973	1,843
	SCOR SA	89,617	1,743
	Nexans SA	17,819	1,585
*	Groupe Eurotunnel SA
	Warrants Exp. 12/30/11	5,737,247	1,535
	Electricité de France	20,575	1,488
	Essilor International SA	22,218	1,110
	Société Générale Class A	11,692	1,050
	Atos Origin SA	22,838	1,005
	Cie. de St. Gobain SA	16,331	845
	Société BIC SA	13,656	709
	Rallye SA	17,796	522
	SA des Ciments Vicat	9,138	444
*	Groupe Eurotunnel SA	25,867	309
			232,437
Germany (5.6%)
	E.On AG	1,628,337	81,965
	Deutsche Boerse AG	476,193	43,576
	BASF AG	565,158	26,945
	Allianz AG	163,200	22,374
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG
	(Registered)	144,300	21,767
	Deutsche Lufthansa AG	1,096,972	21,444
	Deutsche Bank AG	179,003	12,805
	Man AG	170,252	11,462
	ThyssenKrupp AG	311,677	9,358
	Deutsche Telekom AG	565,500	8,588
	Fresenius Medical Care AG	107,534	5,567
	Celesio AG	102,442	4,471
	Salzgitter AG	39,157	3,960
	Daimler AG (Registered)	78,784	3,912
	SAP AG	36,920	1,966

			Market
			Value•
		Shares	($000)
*	Q-Cells AG	22,500	1,887
	Bayerische Motoren
	Werke AG	45,687	1,771
	Deutsche Post AG	69,736	1,455
	Siemens AG	11,664	1,088
	Bayer AG	9,061	664
	Fresenius Medical Care
	AG ADR	11,744	610
			287,635
Hong Kong (1.8%)
	Jardine Matheson
	Holdings Ltd.	930,302	24,304
	Jardine Strategic
	Holdings Ltd.	1,266,400	18,010
	New World Development
	Co., Ltd.	7,894,665	8,793
	First Pacific Co. Ltd.	10,152,000	5,371
	Television Broadcasts Ltd.	1,123,000	4,769
	Henderson Land
	Development Co. Ltd.	1,028,000	4,583
	China Netcom Group Corp.
	Hong Kong Ltd.	1,534,000	3,397
	Wheelock and Co. Ltd.	1,603,000	2,907
	Hong Kong and Shanghai
	Hotels Ltd.	2,757,538	2,696
	Hong Kong Aircraft &
	Engineering Co., Ltd.	226,000	2,599
	Kingboard Chemical
	Holdings Ltd.	694,000	2,370
	SmarTone
	Telecommunications Ltd.	2,730,790	1,985
	Cheung Kong Holdings Ltd.	157,000	1,779
	Midland Holdings Ltd.	3,904,000	1,234
	Mandarin Oriental
	International Ltd.	766,690	1,188
	Next Media Ltd.	4,192,000	1,024
	Hong Kong Exchanges &
	Clearing Ltd.	54,000	665
	China Citic Bank	1,449,000	651
	I-Cable
	Communications Ltd.	5,207,000	612
	Kowloon Development
	Co., Ltd.	600,000	537
	China National Building
	Material Co., Ltd.	412,000	476
*	Genting International PLC	884,370	284
	Esprit Holdings Ltd.	36,146	224
	Silver Grant International
	Industries Ltd.	1,752,000	175
			90,633
India (0.3%)
	Tata Iron and Steel Co. Ltd.	977,241	9,042
	State Bank of India GDR	66,230	4,002
	Bank of India	403,977	2,492
			15,536

Indonesia (0.3%)
*	PT Bank Indonesia Tbk	70,022,036	5,547
	PT Semen Gresik Tbk	11,586,500	4,138
	PT Indofood Sukses
	Makmur Tbk	11,106,500	2,279
	PT Matahari Putra
	Prima Tbk	19,910,800	1,237
	PT Gudang Garam Tbk	1,149,900	713
*	PT Bank Pan Indonesia
	Tbk Warrants
	Exp. 7/10/09	13,353,807	595
	PT Citra Marga
	Nusaphala Persada Tbk	1,709,500	232
*	PT Mulia Industrindo Tbk	921,000	29
*	PT Matahari Putra Prima
	Tbk Warrants
	Exp. 7/21/10	3,859,975	10
			14,780
Ireland (0.1%)
	Independent News &
	Media PLC	936,699	1,530
	CRH PLC	47,498	1,005
	DCC PLC	28,986	570
^	Anglo Irish Bank Corp. PLC	95,104	518
	Fyffes PLC	759,148	342
	Paddy Power PLC	16,052	284
	Total Produce PLC	389,036	218
			4,467
Israel (0.1%)
	Partner Communications
	Co. Ltd.	367,010	6,755
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	27,200	1,246
			8,001
Italy (1.1%)
	Eni SpA	645,000	17,096
	Fiat SpA	1,244,759	16,727
	Saipem SpA	180,687	5,406
	Luxottica Group SpA ADR	179,800	4,134
	Pirelli & C. Accomandita
	per Azioni SpA	6,059,531	3,575
	Unicredit SpA	796,427	2,978
	Prysmian SpA	96,104	1,890
	Fondiari-Sai SpA	66,298	1,565
	Banco Popolare SpA	94,543	1,469
	Luxottica Group SpA	56,503	1,300
^,*	Seat Pagine Gialle SpA	10,205,537	1,003
	Finmeccanica SpA	29,298	635
*	Natuzzi SpA-
	Sponsored ADR	50,700	164
			57,942

			Market
			Value•
		Shares	($000)
Japan (10.4%)
	Nintendo Co.	166,800	70,752
	Sumitomo Mitsui
	Financial Group, Inc.	11,101	69,600
	Mitsui OSK Lines Ltd.	3,374,000	29,315
	Hitachi Ltd.	3,315,000	22,379
	Nippon Yusen Kabushiki
	Kaisha Co.	3,221,000	20,996
	Mitsui & Co., Ltd.	1,593,000	19,776
	Nippon Telegraph and
	Telephone Corp.	4,036	18,014
	Nissan Motor Co., Ltd.	2,423,400	16,387
	Tokyo Electric Power Co.	664,900	16,359
	Mitsui Trust Holding Inc.	2,971,000	16,040
	Marubeni Corp.	3,377,000	15,308
	JFE Holdings, Inc.	441,400	13,691
	Fujitsu Ltd.	2,345,000	13,184
	Mitsubishi Chemical
	Holdings Corp.	2,352,500	12,435
	Sharp Corp.	1,059,000	11,572
	Orix Corp.	82,120	10,282
	Kawasaki Kisen Kaisha Ltd.	1,471,000	9,101
	Aisin Seiki Co., Ltd.	368,000	9,012
	Seiko Epson Corp.	343,900	7,998
	Toshiba Corp.	1,807,000	7,881
	Fuji Heavy Industries Ltd.	1,339,000	6,783
	Nippon Mining
	Holdings Inc.	1,310,000	5,277
	Daihatsu Motor Co., Ltd.	430,000	4,704
	Kao Corp.	173,000	4,639
*	Sanyo Electric Co., Ltd.	2,505,000	4,349
	Nippon Sheet
	Glass Co., Ltd.	824,000	4,267
	Mitsubishi UFJ
	Financial Group	469,900	4,098
	Nippon Meat Packers, Inc.	225,000	3,412
	West Japan Railway Co.	752	3,220
	Tokyo Gas Co., Ltd.	748,000	3,121
	East Japan Railway Co.	405	3,020
	Mazda Motor Corp.	733,000	2,985
	Yamato Holdings Co., Ltd.	210,000	2,352
	Toyota Motor Corp.	55,000	2,351
	Secom Co., Ltd.	51,200	2,133
	NTT DoCoMo, Inc.	1,300	2,081
	Matsushita Electric
	Works, Ltd.	226,000	2,007
	KDDI Corp.	354	2,005
	Canon, Inc.	52,600	1,994
	Ajinomoto Co., Inc.	203,000	1,935
	Asahi Breweries Ltd.	109,300	1,916
	Takeda Pharmaceutical
	Co. Ltd.	37,100	1,868
	Mitsui Sumitomo Insurance
	Group Holdings, Inc.	54,200	1,846
	Mitsui Chemicals, Inc.	402,000	1,772
	Tanabe Seiyaku Co., Ltd.	116,000	1,612

	Nippon Sanso Corp.	196,000	1,553
	NEC Corp.	351,000	1,500
*	Isetan Mitsukoshi
	Holdings Ltd.	125,100	1,468
	Mizuho Financial Group, Inc.	332	1,452
^	Takefuji Corp.	107,660	1,401
	Dai-Nippon
	Printing Co., Ltd.	102,000	1,376
*	NEC Electronics Corp.	65,300	1,364
	Sony Corp.	43,800	1,351
	Kyowa Hakko Kogyo Co.	128,000	1,346
	Mitsubishi Corp.	64,100	1,337
	Namco Bandai Holdings Inc.	120,450	1,324
	Japan Tobacco, Inc.	347	1,308
	Kawasaki Heavy
	Industries Ltd.	607,000	1,295
	Seven and I Holdings
	Co., Ltd.	44,700	1,284
	Denso Corp.	51,400	1,261
	JS Group Corp.	99,900	1,258
	Sekisui House Ltd.	136,000	1,249
	Bridgestone Corp.	65,300	1,236
	Sumitomo Electric
	Industries Ltd.	109,900	1,196
	Fukuoka Financial
	Group, Inc.	324,000	1,192
	Astellas Pharma Inc.	28,100	1,181
	Sompo Japan
	Insurance Inc.	130,000	1,103
	Nippon Oil Corp.	212,000	1,068
	TDK Corp.	20,800	1,042
	FamilyMart Co., Ltd.	24,400	1,032
	Kinden Corp.	106,000	1,010
	Shiseido Co., Ltd.	45,000	1,008
	Toyo Seikan Kaisha Ltd.	65,300	1,002
	Sojitz Holdings Corp.	426,900	989
	Daito Trust
	Construction Co., Ltd.	26,600	989
	Leopalace21 Corp.	127,800	988
	Marui Co., Ltd.	130,200	972
	Hitachi Chemical Co., Ltd.	68,000	913
	Alfresa Holdings Corp.	18,700	905
	Onward Kashiyama Co., Ltd.	86,000	899
	NTT Data Corp.	220	870
	Yamaguchi Financial
	Group, Inc.	71,000	866
	Nippon Suisan Kaisha Ltd.	222,300	818
	Toppan Forms Co., Ltd.	80,200	806
	Tokyo Electron Ltd.	17,800	805
	Bank of Yokohama Ltd.	156,000	773
	Ricoh Co.	54,000	759
	Ohbayashi Corp.	150,000	759
	Sumitomo Forestry Co.	128,000	747
	Shimizu Corp.	145,000	691
	Toyota Tsusho Corp.	48,600	637
	Ryosan Co., Ltd.	29,800	617

		Market
		Value•
	Shares	($000)
Omron Corp.	33,700	523
Yamatake Corp.	31,800	512
Tokyo Ohka Kogyo Co., Ltd.	25,800	409
Chiba Bank Ltd.	63,000	330
Fujitsu Fronttec Ltd.	32,100	294
Noritake Co., Ltd.	58,000	190
Fuji Photo Film Co., Ltd.	6,000	155
NSK Ltd.	17,000	98
Yaskawa Electric Corp.	17,000	97
Inabata & Co., Ltd.	22,700	81
		539,518
Luxembourg (0.7%)
ArcelorMittal	677,458	34,318
Evraz Group SA GDR	13,500	520
		34,838
Malaysia (0.5%)
Bumiputra-Commerce
Holdings Bhd.	3,171,319	7,094
Resorts World Bhd.	8,843,700	6,588
Sime Darby Bhd.	1,875,457	3,626
AMMB Holdings Bhd.	3,875,887	3,361
British American
Tobacco Bhd.	165,000	1,994
Malaysian Airline
System Bhd.	1,127,133	1,136
Multi-Purpose
Holdings Bhd.	1,570,900	590
Carlsberg Brewery
Malaysia Bhd.	109,600	123
* Malaysian Airlines
System Cvt. Pfd.	183,333	44
* Multi-Purpose Holdings
Bhd. Warrants
Exp. 2/26/09	254,000	22
		24,578
Mexico (0.4%)
Grupo Mexico SA de CV	9,063,074	9,530
America Movil SA de CV
Series L ADR	86,200	3,996
Grupo Financerio
Banorte SA de CV	984,301	3,143
Telefonos de Mexico SA	1,272,170	1,623
Telefonos de Mexico SA
Class L ADR	32,000	824
Telmex Internacional
SAB de CV	896,741	580
Telmex Internacional
SAB Class L ADR	32,000	416
		20,112
Netherlands (1.9%)
ING Groep NV	3,555,591	76,224
Koninklijke KPN NV	320,076	4,622
Koninklijke Boskalis
Westminster NV	92,367	4,378
Heineken NV	89,157	3,582
Koninklijke (Royal) Philips
Electronics NV	117,237	3,181
Wolters Kluwer NV	126,730	2,569

Reed Elsevier NV	116,200	1,724
* AerCap Holdings NV	113,772	1,207
Akzo Nobel NV	14,642	703
Eurocastle Investment Ltd.	82,241	342
		98,532
New Zealand (0.0%)
Telecom Corp. of
New Zealand Ltd.	284,906	527
PGG Wrightson Ltd.	22,410	24
		551
Norway (0.5%)
StatoilHydro ASA	755,440	17,952
Norsk Hydro ASA	1,126,900	7,624
DnB NOR ASA	203,710	1,580
Seadrill Ltd.	52,833	1,094
		28,250
Philippines (0.6%)
Ayala Corp.	2,160,613	13,684
Globe Telecom, Inc.	422,580	9,334
ABS-CBN
Broadcasting Corp.	10,077,900	3,394
Jollibee Foods Corp.	2,657,200	2,882
Banco De Oro	1,066,800	887
* Benpres Holdings Corp.	15,742,000	496
DMCI Holdings, Inc.	5,230,000	422
		31,099
Poland (0.3%)
KGHM Polska Miedz SA	259,267	5,492
Powszechna Kasa
Oszczednosci Bank
Polski SA	294,039	5,389
Telekomunikacja Polska SA	317,656	3,030
Polski Koncern Naftowy SA	85,057	1,228
	15,139
Russia (0.8%)
LUKOIL Sponsored ADR	393,300	23,575
MMC Norilsk Nickel ADR	1,058,550	14,788
OAO Gazprom
Sponsored GDR	94,350	3,015
Tatneft GDR	19,202	1,399
Uralkali GDR	18,250	578
OAO Gazprom-
Sponsored ADR	14,250	455
	43,810
Singapore (0.4%)
Great Eastern Holdings Ltd.	733,000	6,892
* STATS ChipPAC Ltd.	7,211,000	4,429
DBS Group Holdings Ltd.	220,000	2,622
Neptune Orient Lines Ltd.	1,213,000	1,547
Keppel Corp., Ltd.	271,000	1,497

			Market
			Value•
		Shares	($000)
*	GuocoLeisure Ltd.	4,656,000	1,480
	United Industrial Corp., Ltd.	377,000	543
	Yellow Pages (Singapore) Ltd.	704,000	193
			19,203
South Africa (1.2%)
	Sasol Ltd.	257,593	10,994
	Hosken Consolidated
	Investments Ltd.	1,191,053	8,093
	Standard Bank Group Ltd.	481,195	5,531
	RMB Holdings Ltd.	1,620,811	5,197
	Sun International Ltd.	464,839	5,122
	Anglo American PLC	137,702	4,720
	MTN Group Ltd.	304,139	4,292
	Nedbank Group Ltd.	275,074	3,483
	FirstRand Ltd.	1,566,606	3,226
	Naspers Ltd.	147,700	2,917
	Anglo Platinum Ltd.	19,348	1,764
	Aveng Ltd.	184,935	1,412
	New Clicks Holdings Ltd.	373,513	711
	Gold Fields Ltd.	69,695	673
	City Lodge Hotels Ltd.	70,616	618
	African Rainbow
	Minerals Ltd.	31,153	599
	JD Group Ltd.	145,983	534
	AngloGold Ltd.	20,395	474
	Discovery Holdings, Ltd.	74,638	196
	Mondi Ltd.	14,534	79
			60,635
South Korea (3.8%)
	Samsung
	Electronics Co., Ltd.	96,405	44,178
	LG Electronics Inc.	397,158	36,748
	KT Corp.	612,040	21,134
*	Samsung SDI Co. Ltd.	162,653	11,882
	LG Chem Ltd.	137,191	10,764
*	Hynix Semiconductor Inc.	639,100	10,590
	SK Telecom Co., Ltd.	60,247	10,313
	Kookmin Bank	224,656	10,039
	Hana Financial Group Inc.	307,000	7,220
	Hyundai Mobis	73,830	5,719
	Samsung
	Electronics Co., Ltd. Pfd.	18,000	5,676
	Honam Petrochemical Corp.	66,197	3,815
	LG. Philips LCD Co., Ltd.	142,120	3,620
	Industrial Bank of Korea	266,464	3,224
	Hyundai Steel Co.	60,360	3,028
	SK Holdings Co Ltd	29,026	2,703
	Korea Gas Corp.	32,051	1,847
*	STX Pan Ocean Co., Ltd.	671,800	1,029
	POSCO	2,695	1,011
*	STX Pan Ocean Co. Ltd.
	(Singapore Shares)	465,000	647
	Korea Electric Power Corp.	5,000	126
*	KISCO Corp.	3,070	123
	KISCO Holdings Co. Ltd.	930	36
			195,472

Spain (0.7%)
	Repsol YPF SA	419,200	12,423
	Banco Santander Central
	Hispano SA	760,624	11,405
	Acciona SA	27,507	4,192
^	Acerinox SA	217,661	3,899
	Telefonica SA	130,438	3,101
	Industria de Diseno
	Textil SA	34,291	1,451
	Prosegur Cia de Seguridad
	SA (Registered)	30,977	1,078
	Viscofan SA	53,995	887
			38,436
Sweden (1.0%)
	Telefonaktiebolaget LM
	Ericsson AB Class B	1,466,480	13,927
	Alfa Laval AB	723,600	7,488
	Svenska Cellulosa
	AB B Shares	696,450	7,378
	Svenska Handelsbanken
	AB A Shares	234,390	5,249
	Investor AB B Shares	219,368	4,108
	Electrolux AB Series B	315,700	3,693
	Atlas Copco AB B Shares	249,834	2,524
	Assa Abloy AB	190,100	2,302
	Tele2 AB B Shares	102,900	1,174
	Hoganas AB B Shares	52,700	805
	Modern Times Group
	AB B Shares	15,780	569
	TeliaSonera AB	63,500	361
			49,578
Switzerland (1.5%)
	Credit Suisse Group
	(Registered)	493,800	23,061
	Ace Ltd.	195,450	10,580
*	UBS AG	461,439	7,887
	Cie. Financiere
	Richemont AG	135,787	6,000
	Novartis AG (Registered)	110,564	5,821
	Nestle SA (Registered)	132,750	5,737
	Roche Holdings AG	30,221	4,731
	Schindler Holding AG
	(Bearer Participation
	Certificates)	54,141	3,259
	Adecco SA (Registered)	67,278	2,923
	Geberit AG	21,715	2,663
*	Logitech International SA	89,777	2,049
	ABB Ltd.	76,500	1,483
	Julius Baer Holding, Ltd.	29,300	1,457
	Clariant AG	88,352	860
	Publigroupe SA	3,213	477
	Sonova Holding AG	5,738	374
			79,362

		Market
		Value•
	Shares	($000)
Taiwan (2.4%)
AU Optronics Corp.	22,713,558	25,690
Taiwan Semiconductor
Manufacturing Co., Ltd.	9,221,525	15,465
Chunghwa Telecom
Co., Ltd.	6,567,000	15,448
Chi Mei
Optoelectronics Corp.	17,381,700	11,445
Quanta Computer Inc.	8,768,830	10,983
Compal Electronics Inc.	11,938,329	8,745
China Steel Corp.	8,457,778	8,453
Asustek Computer Inc.	3,854,682	7,629
United
Microelectronics Corp.	14,693,956	4,733
Siliconware Precision
Industries Co.	3,539,018	4,025
Taiwan Cellular Corp.	1,744,382	2,796
Acer Inc.	1,623,015	2,764
Taiwan Semiconductor
Manufacturing Co.,
Ltd. ADR	147,640	1,383
Taiwan Cooperative Bank	2,070,000	1,152
Far EasTone
Telecommunications
Co., Ltd.	695,000	891
* Tatung Co., Ltd.	2,093,000	457
KGI Securities Co., Ltd.	1,105,000	426
Hau Nan Financial
Holdings Co., Ltd.	496,000	308
		122,793
Thailand (0.6%)
PTT Public Co. Ltd.
(Foreign)	1,401,600	9,550
Advanced Info Service
Public Co., Ltd. (Foreign)	2,830,800	6,803
Siam Cement Public
Co. Ltd. NVDR	986,200	3,755
Kasikornbank Public
Co. Ltd. (Foreign)	1,837,800	3,481
Siam Cement Public
Co. Ltd. (Foreign)	664,300	2,649
MBK Development
Public Co. Ltd. (Foreign)	813,400	1,480
Thanachart Capital Public
Co. Ltd. (Foreign)	3,751,800	1,189
Land and Houses Public
Co. Ltd. (Foreign)	6,191,900	1,175
GMM Grammy Public Co.
Ltd. Non-Voting
Depositary Receipt	2,917,000	1,122
GMM Grammy Public Co.
Ltd. (Foreign)	1,688,200	650
Post Publishing Public Co.
Ltd. (Foreign)	1,300,000	180
Matichon PLC (Foreign)	625,000	149
		32,183
Turkey (0.8%)
Eregli Demir ve Celik

	Fabrikalari A.S.	3,112,793	15,656
	Tupras-Turkiye Petrol
	Rafinerileri A.S.	666,109	12,151
	Turkcell Iletisim
	Hizmetleri A.S.	1,482,035	9,047
*	Dogan Sirketler Grubu
	Holding A.S.	3,348,725	3,881
*	Turk Hava Yollari Anonim
	Ortakligi	214,195	1,091
			41,826
United Kingdom (8.1%)
	Royal Dutch Shell PLC
	Class A
	(Amsterdam Shares)	4,540,573	133,775
	AstraZeneca Group PLC	848,670	37,137
	Vodafone Group PLC	12,656,652	27,951
	GlaxoSmithKline PLC	1,034,679	22,414
	Royal Bank of Scotland
	Group PLC	2,983,588	9,625
	Associated British
	Foods PLC	710,900	9,021
	Aviva PLC	1,003,358	8,727
	BP PLC	1,023,264	8,522
	British Energy Group PLC	586,000	7,963
	Rolls-Royce Group PLC	1,093,619	6,622
	Xstrata PLC	198,010	6,171
	Lloyds TSB Group PLC	1,436,745	5,773
	Reckitt Benckiser
	Group PLC	111,487	5,405
	Capita Group PLC	429,680	5,348
	Diageo PLC	312,460	5,330
	Tesco PLC	759,631	5,283
	Royal Dutch Shell
	PLC Class B	176,881	4,969
	Cable and Wireless PLC	1,615,001	4,796
	Enodis PLC	836,842	4,712
	BAE Systems PLC	628,420	4,633
	Arriva PLC	343,048	4,259
	Kazakhmys PLC	374,300	3,931
	Barclays PLC	658,038	3,910
	Bunzl PLC	320,744	3,773
	BHP Billiton PLC	161,076	3,649
	HBOS PLC	1,562,456	3,545
	The Sage Group PLC	963,285	3,374
	Intertek Testing
	Services PLC	217,608	3,262
	Thomas Cook Group PLC	797,030	3,163
	Rio Tinto PLC	50,056	3,141
	Compass Group PLC	489,496	3,036
	Reed Elsevier PLC	294,804	2,936
	British American
	Tobacco PLC	84,760	2,767
	Stagecoach Group PLC	589,519	2,679
	TUI Travel PLC	685,352	2,650

			Market
			Value•
		Shares	($000)
	ITV PLC	3,528,311	2,650
	Carnival PLC	88,391	2,634
	ICAP PLC	384,958	2,483
	Wolseley PLC	314,283	2,376
*	Invensys PLC	636,107	2,364
	Informa PLC	413,312	2,331
	Rexam PLC	301,330	2,141
	Provident Financial PLC	131,580	2,041
	Antofagasta PLC	266,000	1,932
	HSBC Holdings PLC	118,666	1,920
	Smiths Group PLC	87,521	1,587
	WPP Group PLC	193,113	1,562
	International Personal
	Finance	331,088	1,483
	Michael Page
	International PLC	291,632	1,213
	3i Group PLC	90,913	1,151
	Amec PLC	85,291	978
*	Cairn Energy PLC	25,719	960
	Hays PLC	605,818	877
	Aggreko PLC	87,698	863
	Royal & Sun Alliance
	Insurance Group PLC	320,989	858
	Lonmin PLC	19,714	806
	Enterprise Inns PLC	235,093	759
	Homeserve PLC	27,858	740
	Man Group PLC	116,750	713
	Ladbrokes PLC	200,751	678
	The Berkeley Group
	Holdings PLC	48,842	667
	Next PLC	26,841	495
^	HMV Group PLC	215,229	493
	Devro PLC	330,762	462
	Carphone Warehouse PLC	138,994	429
	Daily Mail and General
	Trust PLC	57,575	332
*	Sportingbet PLC	621,287	313
	Galiform PLC	541,728	253
^	Bradford & Bingley PLC	642,595	228
	Mondi PLC (South
	African Shares)	36,336	177
	Northgate PLC	45,511	168
			416,369
United States (37.2%)
	Consumer Discretionary (8.3%)
	McDonald’s Corp.	1,444,053	89,098
	Cablevision Systems NY
	Group Class A	1,505,813	37,886
*	GameStop Corp. Class A	941,800	32,219
	Time Warner, Inc.	1,426,017	18,695
	Polo Ralph Lauren Corp.	272,200	18,139
*	Liberty Global, Inc. Class A	474,260	14,370
*	Liberty Global, Inc. Series C	446,460	12,541
	Family Dollar Stores, Inc.	522,200	12,376
*	The Warnaco Group, Inc.	250,112	11,328
	Macy’s Inc.	614,500	11,049

*	Priceline.com, Inc.	158,566	10,851
	CBS Corp.	667,600	9,734
*	Amazon.com, Inc.	123,300	8,971
	The Buckle, Inc.	153,402	8,520
	J.C. Penney Co., Inc.
	(Holding Co.)	237,300	7,912
	Foot Locker, Inc.	477,700	7,720
*	Bally Technologies Inc.	242,226	7,335
	Autoliv, Inc.	217,200	7,330
^,*	Blue Nile Inc.	168,500	7,224
	American Greetings Corp.
	Class A	445,900	6,818
*	The Children’s Place
	Retail Stores, Inc.	201,400	6,717
	Pulte Homes, Inc.	349,400	4,881
*	Liberty Media Corp.	192,500	4,807
	Hasbro, Inc.	125,514	4,358
*	CC Media Holdings, Inc.	292,110	3,922
	KB Home	179,900	3,540
^,*	Netflix.com, Inc.	109,700	3,387
	RadioShack Corp.	186,385	3,221
*	Exide Technologies	435,320	3,213
*	Liberty Media Corp.
	-Interactive Series A	244,526	3,157
*	The Dress Barn, Inc.	191,476	2,928
*	Hanesbrands Inc.	132,600	2,884
	Black & Decker Corp.	46,000	2,794
	Genesco, Inc.	72,800	2,437
*	Rent-A-Center, Inc.	107,463	2,394
*	Jos. A. Bank Clothiers, Inc.	68,100	2,288
^	Systemax Inc.	157,270	2,211
*	Zale Corp.	87,000	2,175
*	DISH Network Corp.	100,100	2,102
*	Liberty Media Corp.-Capital
	Series A	153,725	2,057
*	Discovery Communications
	Inc. Class A	134,025	1,910
*	Discovery Communications
	Inc. Class C	134,025	1,898
*	CEC Entertainment Inc.	55,100	1,829
	Cooper Tire & Rubber Co.	204,600	1,760
*	Quiksilver, Inc.	300,400	1,724
	Omnicom Group Inc.	44,063	1,699
	Bob Evans Farms, Inc.	52,000	1,419
	Advance Auto Parts, Inc.	35,200	1,396
*	Jo-Ann Stores, Inc.	62,759	1,317
	CBS Corp. Class A	89,900	1,315
^,*	Fleetwood
	Enterprises, Inc.	1,152,800	1,187
*	America’s Car-Mart, Inc.	55,200	1,026
	UniFirst Corp.	22,100	952
	PRIMEDIA Inc.	372,566	905
*	NVR, Inc.	1,433	820
*	Blockbuster Inc. Class B	482,090	636
*	Ascent Media Corporation	13,402	327
	Sherwin-Williams Co.	5,000	286

			Market
			Value•
		Shares	($000)
^,*	Krispy Kreme
	Doughnuts, Inc.	71,913	237
*	Sun-Times Media
	Group, Inc.	220,100	37
	Circuit City Stores, Inc.	31,500	24

	Consumer Staples (6.3%)
	The Kroger Co.	2,959,400	81,324
	Wal-Mart Stores, Inc.	862,799	51,673
	Altria Group, Inc.	2,231,453	44,272
	Costco Wholesale Corp.	546,100	35,458
	Philip Morris
	International Inc.	715,209	34,402
	Bunge Ltd.	185,820	11,740
*	BJ’s Wholesale Club, Inc.	245,200	9,528
	Safeway, Inc.	399,983	9,488
*	Fresh Del Monte
	Produce Inc.	354,617	7,873
*	Ralcorp Holdings, Inc.	92,500	6,235
	Walgreen Co.	151,390	4,687
	Herbalife Ltd.	116,588	4,608
	The Estee Lauder Cos.
	Inc. Class A	86,800	4,332
	PepsiCo, Inc.	56,849	4,052
	Nash-Finch Co.	72,300	3,118
^	Cal-Maine Foods, Inc.	101,024	2,772
	Casey’s General
	Stores, Inc.	71,700	2,163
*	Darling International, Inc.	193,332	2,148
*	Chiquita Brands
	International, Inc.	119,000	1,881
	Universal Corp. (VA)	26,500	1,301
	Imperial Sugar Co.	76,700	1,039
	Whole Foods Market, Inc.	48,400	969

	Energy (3.2%)
	ConocoPhillips Co.	546,700	40,046
	Chevron Corp.	456,200	37,627
	Anadarko Petroleum Corp.	723,961	35,119
	Apache Corp.	113,100	11,794
	ExxonMobil Corp.	141,000	10,950
	Devon Energy Corp.	114,200	10,415
*	Stone Energy Corp.	196,000	8,297
	Schlumberger Ltd.	74,386	5,809
	EOG Resources, Inc.	40,159	3,593
*	National Oilwell Varco Inc.	31,414	1,578
*	Clayton Williams Energy, Inc.	9,900	698
	Baker Hughes, Inc.	11,500	696

	Financials (5.7%)
	State Street Corp.	973,100	55,350
	JPMorgan Chase & Co.	709,027	33,112
*	Berkshire Hathaway Inc.
	Class B	5,739	25,223
	MetLife, Inc.	295,900	16,570
	Bank of America Corp.	472,243	16,528

	Citigroup, Inc.	739,700	15,171
	The Travelers Cos., Inc.	221,100	9,994
	The Hartford Financial
	Services Group Inc.	231,400	9,485
	Platinum Underwriters
	Holdings, Ltd.	235,039	8,339
	Moody’s Corp.	225,214	7,657
	The Goldman Sachs
	Group, Inc.	56,700	7,258
	Lazard Ltd. Class A	169,600	7,252
	Morgan Stanley	314,600	7,236
*	Arch Capital Group Ltd.	94,921	6,932
*	Interactive Brokers
	Group, Inc.	272,859	6,049
	American International
	Group, Inc.	1,508,000	5,022
^	MBIA, Inc.	404,100	4,809
	Discover Financial Services	347,400	4,801
	Mercury General Corp.	87,500	4,791
	XL Capital Ltd. Class A	239,282	4,293
	American Express Co.	114,297	4,050
	Aspen Insurance
	Holdings Ltd.	144,584	3,976
	Merrill Lynch & Co., Inc.	145,983	3,693
	Axis Capital Holdings Ltd.	105,087	3,332
*	CB Richard Ellis Group, Inc.	215,800	2,885
*	Knight Capital Group,
	Inc. Class A	193,200	2,871
	Genworth Financial Inc.	269,900	2,324
*	PHH Corp.	170,600	2,267
	MGIC Investment Corp.	289,800	2,037
	Fidelity National Financial,
	Inc. Class A	134,600	1,979
*,2	J.G. Wentworth Inc.	147,900	1,775
*	Markel Corp.	3,330	1,170
	Progressive Corp. of Ohio	55,570	967
*	Conseco, Inc.	269,831	950
	Endurance Specialty
	Holdings Ltd.	30,273	936
	The PMI Group Inc.	256,929	758
	Republic Bancorp, Inc.
	Class A	23,900	725
	Fifth Third Bancorp	55,900	665
	Allied World Assurance
	Holdings, Ltd.	15,349	545
^	RAIT Financial Trust REIT	66,292	364
	Turkiye Garanti Bankasi A.S.	149,300	353
	Ameriprise Financial, Inc.	8,900	340
	Sovereign Bancorp, Inc.	27,900	110
^	Washington Mutual, Inc.	166,300	14

	Health Care (3.6%)
	Pfizer Inc.	2,526,000	46,579
	AmerisourceBergen Corp.	961,971	36,218
*	King Pharmaceuticals, Inc.	2,036,070	19,506
	McKesson Corp.	310,000	16,681
	Merck & Co., Inc.	528,500	16,680

			Market
			Value•
		Shares	($000)
	Wyeth	391,700	14,469
*	Invitrogen Corp.	201,100	7,602
	CIGNA Corp.	142,000	4,825
*	Kinetic Concepts, Inc.	131,900	3,771
*	WellCare Health Plans Inc.	100,800	3,629
*	LifePoint Hospitals, Inc.	94,100	3,024
*	WellPoint Inc.	52,938	2,476
*	Genentech, Inc.	19,520	1,731
*	Almost Family Inc.	40,500	1,602
	IMS Health, Inc.	79,918	1,511
*	Patterson Cos.	48,592	1,478
*	HealthSouth Corp.	71,900	1,325
	Bristol-Myers Squibb Co.	52,000	1,084
*	Health Management
	Associates Class A	209,900	873
	Schering-Plough Corp.	43,800	809

	Industrials (2.4%)
	UAL Corp.	1,857,182	16,325
*	Kansas City Southern	337,350	14,965
	Watson Wyatt & Co.
	Holdings	205,200	10,205
	Parker Hannifin Corp.	185,100	9,810
	Northrop Grumman Corp.	156,429	9,470
	Viad Corp.	259,400	7,468
*	GrafTech International Ltd.	493,456	7,456
*	Continental Airlines, Inc.
	Class B	445,381	7,429
	Pitney Bowes, Inc.	218,961	7,283
	Raytheon Co.	94,800	5,073
*	Perini Corp.	186,577	4,812
	L-3 Communications
	Holdings, Inc.	46,100	4,533
*	AMR Corp.	443,000	4,350
*	Northwest Airlines Corp.	384,100	3,468
*	United Rentals, Inc.	156,500	2,385
*	US Airways Group Inc.	294,700	1,777
*	NCI Building Systems, Inc.	48,683	1,546
	Titan International, Inc.	67,800	1,445
*	WESCO International, Inc.	44,600	1,435
	Armstrong Worldwide
	Industries, Inc.	40,500	1,170
	Gibraltar Industries Inc.	62,400	1,168
	Deere & Co.	22,424	1,110
	Fastenal Co.	21,723	1,073
*	AGCO Corp.	15,400	656
*	L.B. Foster Co. Class A	11,500	350
*	Ultrapetrol Bahamas Ltd.	40,200	316
*	TBS International Ltd.	17,702	238

	Information Technology (4.2%)
	Hewlett-Packard Co.	1,109,500	51,303
*	Western Digital Corp.	1,122,300	23,927
	Gartner, Inc. Class A	634,107	14,382

*	Activision Blizzard, Inc.	832,600	12,847
*	Lexmark International, Inc.	336,691	10,966
	Xerox Corp.	928,700	10,708
	Microsoft Corp.	310,428	8,285
*	eBay Inc.	352,142	7,881
	Motorola, Inc.	1,004,000	7,169
*	NVIDIA Corp.	607,300	6,504
*	LSI Corp.	955,665	5,122
	Accenture Ltd.	132,777	5,046
*	Sun Microsystems, Inc.	651,110	4,948
*	Amkor Technology, Inc.	722,000	4,599
^,*	DST Systems, Inc.	77,300	4,328
*	SAIC, Inc.	197,900	4,004
*	EarthLink, Inc.	440,720	3,746
*	Ingram Micro, Inc. Class A	219,500	3,527
*	Integrated Device
	Technology Inc.	418,310	3,255
*	Tech Data Corp.	100,600	3,003
*	Avocent Corp.	118,284	2,420
*	Avnet, Inc.	87,300	2,150
*	Zoran Corp.	240,800	1,965
*	Integral Systems, Inc.	87,466	1,817
*	Forrester Research, Inc.	43,700	1,281
*	Google Inc.	2,800	1,122
	Microchip Technology, Inc.	34,188	1,006
	United Online, Inc.	91,700	863
*	Volterra
	Semiconductor Corp.	66,161	842
*	Novatel Wireless, Inc.	136,000	824
*	Avid Technology, Inc.	34,100	820
	Plantronics, Inc.	33,600	757
*	3Com Corp.	323,000	753
	Black Box Corp.	19,900	687
*	Sohu.com Inc.	10,924	609
*	Adaptec, Inc.	173,900	570
*	UTStarcom, Inc.	154,800	522
*	Dell Inc.	25,900	427
*	The9 Limited	22,445	377
*	Multi-Fineline Electronix, Inc.	23,483	347

	Materials (2.6%)
	The Mosaic Co.	688,430	46,841
	CF Industries Holdings, Inc.	262,993	24,053
	Dow Chemical Co.	506,900	16,109
	United States Steel Corp.	141,906	11,013
	E.I. du Pont de
	Nemours & Co.	193,700	7,806
	AK Steel Holding Corp.	291,275	7,550
	Scotts Miracle-Gro Co.	265,900	6,286
	Nucor Corp.	143,200	5,657
	Cleveland-Cliffs Inc.	74,500	3,944
	Innophos Holdings Inc.	79,400	1,936
	Praxair, Inc.	17,943	1,287
	Olympic Steel, Inc.	34,100	1,006

			Market
			Value•
		Shares	($000)
	Telecommunication Services (0.7%)
	AT&T Inc.	366,100	10,222
	Sprint Nextel Corp.	1,570,400	9,579
*	NII Holdings Inc.	207,550	7,870
*	Cincinnati Bell Inc.	1,248,600	3,858
^,*	Level 3
	Communications, Inc.	1,123,700	3,034
	Embarq Corp.	57,400	2,328

	Utilities (0.2%)
	Wisconsin Energy Corp.	149,700	6,721
	OGE Energy Corp.	47,200	1,458
			1,922,392
Total Common Stocks
(Cost $5,965,172)			4,947,460
Temporary Cash Investments (3.6%)[1]
Money Market Fund (3.2%)
[3,4]	Vanguard Market
	Liquidity Fund 2.296%	166,617,852	166,618

		Face
		Amount
		($000)
U.S. Agency Obligations (0.4%)
[5,6]	Federal National
	Mortgage Assn.,
	2.576%, 10/15/08	5,000	4,994
[5,6]	Federal National
	Mortgage Assn.,
	2.464%, 11/5/08	10,000	9,969
5	Federal National
	Mortgage Assn.,
	2.150%, 11/25/08	7,000	6,965
			21,928
Total Temporary Cash Investments
(Cost $188,566)			188,546

Market
Value•
($000)
Total Investments (99.5%)
(Cost $6,153,738)	5,136,006
Other Assets and Liabilities (0.5%)
Other Assets[6]	183,479
Liabilities[4]	(159,009)
24,470
Net Assets (100%)
Applicable to 310,036,821 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,160,476
Net Asset Value Per Share	$16.64

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	6,358,226
Undistributed Net
Investment Income	123,465
Accumulated Net
Realized Losses	(302,696)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,017,732)
Futures Contracts	(334)
Foreign Currencies and
Forward Currency Contracts	(453)
Net Assets	5,160,476

•  See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $52,462,000.

*  Non-income-producing security.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and –0.2%, respectively, of net assets.

2  Restricted security represents 0.0% of net assets.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  Includes $55,939,000 of collateral received for securities on loan.

5  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

6  Securities with a value of $14,963,000 and cash of $2,505,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends[1]	180,531
Interest[2]	12,465
Security Lending	7,426
Total Income	200,422
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,185
Performance Adjustment	(1,590)
The Vanguard Group—Note C
Management and Administrative	18,620
Marketing and Distribution	1,803
Custodian Fees	1,155
Auditing Fees	34
Shareholders’ Reports	216
Trustees’ Fees and Expenses	11
Total Expenses	35,434
Expenses Paid Indirectly	(144)
Net Expenses	35,290
Net Investment Income	165,132
Realized Net Gain (Loss)
Investment Securities Sold	(187,768)
Futures Contracts	(75,244)
Foreign Currencies and Forward Currency Contracts	4,073
Realized Net Gain (Loss)	(258,939)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,443,494)
Futures Contracts	(9,518)
Foreign Currencies and Forward Currency Contracts	(2,113)
Change in Unrealized Appreciation (Depreciation)	(2,455,125)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,548,932)

1  Dividends are net of foreign withholding taxes of $9,623,000.

2  Interest income from an affiliated company of the fund was $11,774,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	165,132	116,967
Realized Net Gain (Loss)	(258,939)	404,444
Change in Unrealized Appreciation (Depreciation)	(2,455,125)	795,069
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,548,932)	1,316,480
Distributions
Net Investment Income	(127,498)	(63,112)
Realized Capital Gain[1]	(415,111)	(179,158)
Total Distributions	(542,609)	(242,270)
Capital Share Transactions
Issued	1,886,150	2,937,614
Issued in Lieu of Cash Distributions	503,326	224,234
Redeemed	(1,689,191)	(875,763)
Net Increase (Decrease) from Capital Share Transactions	700,285	2,286,085
Total Increase (Decrease)	(2,391,256)	3,360,295
Net Assets
Beginning of Period	7,551,732	4,191,437
End of Period[2]	5,160,476	7,551,732

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $188,283,000 and $70,849,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $123,465,000 and $89,224,000. See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights

					Nov. 1,	Year
					2003, to	Ended
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Oct. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2003
Net Asset Value,
Beginning of Period	$26.51	$21.96	$19.72	$16.08	$14.46	$10.48
Investment Operations
Net Investment Income	.529	.490[2]	.320	.250	.191	.120
Net Realized and Unrealized
Gain (Loss) on Investments	(8.569)	5.250	2.595	3.870	1.624	3.960
Total from
Investment Operations	(8.040)	5.740	2.915	4.120	1.815	4.080
Distributions
Dividends from Net
Investment Income	(.430)	(.310)	(.240)	(.210)	(.130)	(.080)
Distributions from
Realized Capital Gains	(1.400)	(.880)	(.435)	(.270)	(.065)	(.020)
Total Distributions	(1.830)	(1.190)	(.675)	(.480)	(.195)	(.100)
Net Asset Value,
End of Period	$16.64	$26.51	$21.96	$19.72	$16.08	$14.46

Total Return[3]	–32.24%	27.00%	15.22%	25.99%	12.64%	39.25%

Ratios/Supplemental Data
Net Assets, End of
Period (Millions)	$5,160	$7,552	$4,191	$2,302	$965	$664
Ratio of Total Expenses to
Average Net Assets[4]	0.51%	0.64%	0.72%	0.80%	0.90%[5]	1.05%
Ratio of Net Investment
Income to Average Net Assets	2.35%	1.98%	1.76%	1.60%	1.47%[5]	1.14%
Portfolio Turnover Rate	73%	64%	88%	83%	19%	13%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Calculated based on average shares outstanding.

3  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.05%, 0.05%, 0.06%, 0.08%, and 0.11%.

5  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the U.S., European, and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Acadian Asset Management LLC, AllianceBernstein L.P., Marathon Asset Management LLP and, beginning in April 2008, Baillie Gifford Overseas Ltd., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Acadian Asset Management LLC, and Marathon Asset Management LLP are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance since June 30, 2006, relative to the Morgan Stanley Capital International All Country World Index. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd. in April 2008, beginning April 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since June 30, 2008 relative to the Morgan Stanley Capital International All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the year ended September 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a decrease of $1,590,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $532,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2008, custodian fee offset arrangements reduced the fund’s expenses by $144,000 (an annual rate of 0.00% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2008, the fund realized net foreign currency losses of $3,298,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. The fund’s realized losses for the year ended September 30, 2008, include taxes paid on realized capital gains on Indian securities of $209,000, which are treated as decreases to taxable income; accordingly these amounts have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2008, the fund realized gains on the sale of passive foreign investment companies of $114,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at September 30, 2008, was $14,498,000.

For tax purposes, at September 30, 2008, the fund had $150,306,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net capital gains realized through October 31, 2007. Subsequently, the fund realized capital losses of $299,469,000, which are available to offset future net capital gains.

At September 30, 2008, the cost of investment securities for tax purposes was $6,173,529,000. Net unrealized depreciation of investment securities for tax purposes was $1,037,523,000, consisting of unrealized gains of $407,523,000 on securities that had risen in value since their purchase and $1,445,046,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long (Short) Contracts	Value	(Depreciation)
S&P 500 Index	299	87,383	(837)
Dow Jones EURO STOXX 50 Index	1,045	44,946	740
FTSE 100 Index	272	24,110	592
Topix Index	201	20,561	(695)
S&P ASX 200 Index	180	16,630	67
MSCI Taiwan Index	285	6,222	(201)

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2008, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/23/2008	EUR	22,823	USD	32,187	(302)
12/23/2008	GBP	12,866	USD	22,997	(156)
12/17/2008	JPY	2,297,360	USD	21,889	207
12/23/2008	AUD	20,578	USD	16,154	(19)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $183,000 resulting from the translation of other assets and liabilities at September 30, 2008.

F. During the year ended September 30, 2008, the fund purchased $5,314,937,000 of investment securities and sold $4,866,498,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	82,584	120,219
Issued In Lieu of Cash Distributions	21,874	9,809
Redeemed	(79,275)	(36,004)
Net Increase (Decrease) in Shares Outstanding	25,183	94,024

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

			Forward
	Investments	Futures	Currency
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1— Quoted prices	2,353,890	(334)	(270)
Level 2—Other significant observable inputs	2,780,341	—
Level 3— Significant unobservable inputs	1,775	—	—
Total	5,136,006	(334)	(270)

There were no changes in investments valued based on level 3 inputs during the year ended September 30, 2008.

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Fund and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $227,141,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short term capital gains.

The fund distributed $106,181,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 20.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund will pass through to shareholders foreign source income of $149,365,000 and foreign taxes paid of $9,562,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2009. .

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund[1]
Periods Ended September 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–32.24%	8.55%	9.72%
Returns After Taxes on Distributions	–33.33	7.67	8.39
Returns After Taxes on Distributions and Sale of Fund Shares	–19.77	7.28	8.01

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$789.37	$2.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.38

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer  Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008  Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998  Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-952-3335

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112008

>  The broad U.S. stock market fell –21.2% during the fiscal year ended September 30, 2008, as the credit crisis intensified.

>  Vanguard Strategic Small-Cap Equity Fund returned –20.5% for the 12 months, trailing its benchmark index and peer group.

>  The fund posted negative results in all market sectors except for utilities.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Small-Cap Equity Fund	VSTCX	–20.5%
MSCI US Small Cap 1750 Index		–17.3
Average Small-Cap Core Fund[1]		–18.7

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$21.28	$16.60	$0.210	$0.151

1  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2008, Vanguard Strategic Small-Cap Equity Fund returned –20.5%. The fund declined somewhat more than its market benchmark, the MSCI US Small Cap 1750 Index, which returned –17.3%, and also lagged the average result for competing funds.

Virtually all areas of the U.S. stock market struggled during the 12-month period. The fund had negative returns in all sectors with the exception of utilities.

If you hold the Strategic Small-Cap Equity Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 25.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, stock prices fell more than 9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

2

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress.

Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

3

Severe market volatility hurts fund’s performance

The investment advisor to the Strategic Small-Cap Equity Fund, Vanguard Quantitative Equity Group, seeks to outperform its benchmark index by using a stock-selection model that incorporates investor sentiment, valuation, and the quality of earnings. The advisor slightly overweights those stocks that seem most attractive and underweights those that seem least attractive, while maintaining sector weightings similar to the benchmark’s.

During the past year, the model came up short, as the extreme turbulence in the U.S. market proved challenging for the fund. The portfolio suffered from poor stock selection in industrials, information technology, and energy.

Returns fell in the industrial sector as the global credit crisis threatened to restrain demand for heavy equipment, freight services, and other industrial goods and services. Relatively heavy weightings in the equipment companies Manitowoc (–65%) and Trinity Industries (–31%) hurt the fund’s performance relative to the benchmark. In information technology, semiconductor manufacturers suffered as investors anticipated weakened consumer demand for electronics and cuts in business technology spending. Energy stocks were hurt by the retreat of oil prices in recent months.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
	Investor	Small-Cap
	Shares	Core Fund
Strategic Small-Cap Equity Fund	0.38%	1.47%

1  The fund expense ratio shown is from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

The fund performed better than the benchmark in the financial sector, where stock selection was strong among regional banks and insurers. The fund’s utilities holdings produced its only positive sector return. Relative to the index, the fund benefited from an underweighted exposure to multi-utilities (companies providing two or more utility services).

Regardless of market conditions, a long-term focus is key

In recent months, the U.S. stock market has experienced sometimes startling volatility. As can be expected, given the fund’s investment approach, the Strategic Small-Cap Equity Fund participated in the market’s ups and downs.

As I mentioned previously, the strategy employed by Vanguard Quantitative Equity Group seeks to provide above-market returns while keeping the portfolio’s risk characteristics—such as sector and market-capitalization weightings—close to those of the benchmark index. It’s important to keep in mind that, while the portfolio managers can control some aspects of risk exposure, they cannot control overall stock market risk.

During the past year, exposure to the stock market came at a high cost. History shows, however, that simply avoiding stocks can have an even higher long-term cost, because over decades stocks have delivered returns higher than those provided by bonds or cash investments.

Total Returns
April 24, 2006,[1] Through September 30, 2008
Average
Annual Return
Strategic Small-Cap Equity Fund	–6.4%
MSCI US Small Cap 1750 Index	–3.9
Average Small-Cap Core Fund[2]	–5.7

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1  The fund’s inception date.

2  Derived from data provided by Lipper Inc.

5

That is why Vanguard always encourages investors to maintain a long-term perspective—and also to make sure that they own not only stock funds but also bond and money market funds. A well-balanced portfolio and a long-term view can be useful allies for investors in difficult periods such as we are seeing.

Since its inception in April 2006, the Strategic Small-Cap Equity Fund has experienced extremely turbulent periods in the market. Given the short time frame and volatile conditions, it’s not yet possible to make a fair judgment about the fund’s long-term strategy. However, we continue to believe that the advisor’s experience and approach make this fund a solid choice as part of a well-balanced investment portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 16, 2008

6

Advisor’s Report

As 2008 comes to a close, global economies have decelerated, credit markets continue to stagnate, and the actions taken by world governments have yet to reduce uncertainty and stimulate recovery. Clearly, our just-ended fiscal year was an extremely difficult time for equity markets both in the United States and abroad. Over the 12 months ended September 30, the broad U.S. market returned –21.1%, as measured by the MSCI US Investable Market 2500 Index. International equities performed even worse, dropping –30.5% as measured by the MSCI EAFE Index.

Small-capitalization stocks declined less than the broader market in the period: The MSCI Small Cap 1750 Index returned –17.3%. The Strategic Small-Cap Equity Fund, with a return of –20.5%, underperformed its benchmark by 3.2 percentage points.

Although we focus our investment process on longer-term results, we are disappointed by any period of under-performance. The 2008 fiscal year was the second in a row in which we failed to deliver a return better than that of the benchmark index.

Quantitative management, as we implement it, is not drastically different from traditional stock selection, which relies on fundamental security analysis. Our fund’s performance relative to its benchmark relies on the ability of our stock evaluation methodology to rank stocks against their industry and market-cap peers and separate the potential outperformers from the underperformers. This evaluation process uses three independent selection models to rank companies in terms of their relative valuation, market sentiment, and earnings-quality characteristics.

We use three models that have relatively low correlation with one another to diversify our evaluation process. Just as adding bonds, international stocks, and cash to a domestic stock investment has the potential to reduce risk through diversification, using multiple selection models to pick stocks should improve our overall ability to add value consistently. It does not work every year, but over the long run we are confident in the power of this diversification.

7

When our stock selection methodology is combined with our risk-control process, the resulting portfolio matches the benchmark’s risk exposure in terms of industry weightings, market capitalization, and other style factors. Relative to the benchmark, our portfolio will generally have a lower price/earnings profile, a return-on-equity premium, and a similar expected earnings growth rate and dividend yield. In other words, we’re looking to invest in profitable companies that are trading at lower valuation levels than their industry peers. We believe this is a formula for long-term success.

During the past fiscal year, our model was successful in selecting stocks in seven of ten sectors. Our results were strongest in the financial and materials sectors, with holdings such as Univest, First Financial, and Steel Dynamics. One might expect that having positive stock selection in seven of ten sectors would lead to overall success. However, our stock selection was very poor in the industrial, technology, and energy sectors. Negative performance from holdings such as HNI, Ceradyne, Perini, and Manitowoc swamped the results from other sectors.

We continue to believe that our strategy will add value over the long term by creating a portfolio of securities featuring attractive valuations, high earnings quality, and market acceptance coupled with disciplined risk control. As we enter the 2009 fiscal year, we know that heightened uncertainty and volatility may be with us for a while. However, we will continue to manage the portfolio in a disciplined and prudent fashion, and we look forward to reporting to you six months from now.

James P. Stetler,

Principal and Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

October 20, 2008

8

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	461	1,732	4,679
Median Market Cap	$1.4B	$1.4B	$29.6B
Price/Earnings Ratio	13.8x	20.0x	15.5x
Price/Book Ratio	1.8x	1.8x	2.2x
Yield[3]	1.2%	1.5%	2.3%
Return on Equity	13.4%	13.2%	20.0%
Earnings Growth Rate	16.3%	15.7%	17.7%
Foreign Holdings	0.9%	0.0%	0.0%
Turnover Rate	99%	—	—
Expense Ratio
(9/30/2007)[4]	0.38%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.0%	13.1%	9.2%
Consumer Staples	3.3	3.4	10.5
Energy	7.1	7.1	12.6
Financials	21.0	20.7	17.3
Health Care	12.8	13.0	13.0
Industrials	16.5	16.4	11.4
Information Technology	16.6	16.6	15.7
Materials	4.5	4.5	3.7
Telecommunication
Services	1.1	1.0	2.8
Utilities	4.1	4.2	3.8

Ten Largest Holdings[5] (% of total net assets)

Mettler-Toledo International Inc.	electronic equipment manufacturers	0.5%
Myriad Genetics, Inc.	biotechnology	0.5
Kansas City Southern	railroads	0.5
OSI Pharmaceuticals, Inc.	biotechnology	0.5
DeVry, Inc.	education services	0.5
Aspen Insurance	property and
Holdings Ltd.	casualty insurance	0.5
Hawaiian Electric
Industries Inc.	electric utilities	0.5
Atmos Energy Corp.	gas utilities	0.4
Universal Health Services	health care
Class B	facilities	0.4
The Hanover Insurance	property and
Group Inc.	casualty insurance	0.4
Top Ten		4.7%

Investment Focus

1  MSCI US Small Cap 1750 Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratio shown is from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the expense ratio was 0.38%.

5  The holdings listed exclude any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Strategic Small-Cap Equity Fund[2]	–20.50%	–6.38%	$8,516
Dow Jones Wilshire 5000 Index	–21.20	–2.72	9,350
MSCI US Small Cap 1750 Index	–17.28	–3.90	9,077
Average Small-Cap Core Fund[3]	–18.73	–5.68	8,672

Fiscal-Year Total Returns (%): April 24, 2006–September 30, 2008

1  Performance for the fund and its comparative standards is calculated since the fund’s inception: April 24, 2006.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.9%)[1]
Consumer Discretionary (12.8%)
	DeVry, Inc.	18,800	931
*	Aeropostale, Inc.	26,500	851
*	Big Lots Inc.	30,300	843
*	Marvel Entertainment, Inc.	23,100	789
*	Hanesbrands Inc.	35,000	761
*	Rent-A-Center, Inc.	33,500	746
*	WMS Industries, Inc.	23,000	703
	Snap-On Inc.	12,900	679
	Brown Shoe Co., Inc.	40,755	668
	Bob Evans Farms, Inc.	23,587	644
	Interactive Data Corp.	25,400	641
*	The Gymboree Corp.	18,000	639
*	The Warnaco Group, Inc.	13,900	630
*	Jack in the Box Inc.	29,800	629
*	Papa John’s International, Inc.	22,415	609
*,^	Jos. A. Bank Clothiers, Inc.	18,000	605
	Hillenbrand Inc.	29,851	602
	ArvinMeritor, Inc.	45,900	599
*	Fossil, Inc.	21,200	598
	John Wiley & Sons Class A	14,300	578
*	DreamWorks
	Animation SKG, Inc.	17,100	538
	Oxford Industries, Inc.	20,000	517
	Movado Group, Inc.	22,703	507
	Burger King Holdings Inc.	20,396	501
*,^	P.F. Chang’s China Bistro, Inc.	20,800	490
	Service Corp. International	57,790	483
*	New York & Co., Inc.	49,900	476
*	Denny’s Corp.	175,200	452
	CSS Industries, Inc.	17,500	450
	Meredith Corp.	15,700	440
	Finish Line, Inc.	43,800	438
	Barnes & Noble, Inc.	15,700	409
*	Town Sports International
	Holdings, Inc.	66,048	403
^	Ethan Allen Interiors, Inc.	14,328	401
	International Speedway Corp.	10,000	389

*	Lear Corp.	35,600	374
	UniFirst Corp.	8,100	349
	CBRL Group, Inc.	13,124	345
	Systemax Inc.	24,100	339
	American Greetings Corp.
	Class A	22,100	338
*	Sally Beauty Co. Inc.	37,300	321
*	Exide Technologies	39,700	293
	Furniture Brands
	International Inc.	26,900	283
	Blyth, Inc.	24,500	278
*	Valassis
	Communications, Inc.	27,400	237
	Polaris Industries, Inc.	4,500	205
	Idearc Inc.	163,200	204
*	Bally Technologies Inc.	6,200	188
*	Deckers Outdoor Corp.	1,800	187
	E.W. Scripps Co. Class A	20,166	143
	Asbury Automotive Group, Inc.	10,557	122
	Regis Corp.	4,400	121
*	Steven Madden, Ltd.	4,600	114
	Tempur-Pedic
	International Inc.	9,600	113
*	The Dress Barn, Inc.	6,392	98
	Sonic Automotive, Inc.	9,200	78
*	TRW Automotive
	Holdings Corp.	4,300	68
*	Blockbuster Inc. Class A	27,900	57
*	Skechers U.S.A., Inc.	3,200	54
	Gray Television, Inc.	31,100	53
*	Carter’s, Inc.	2,600	51
			25,652
Consumer Staples (3.3%)
*	NBTY, Inc.	25,200	744
	Universal Corp. (VA)	14,900	731
	Nash-Finch Co.	14,800	638
*	Winn-Dixie Stores, Inc.	38,842	540
^	Cal-Maine Foods, Inc.	15,400	423
	Alberto-Culver Co.	15,100	411

11

			Market
			Value•
		Shares	($000)
	Herbalife Ltd.	10,000	395
*	Alliance One
	International, Inc.	88,200	335
	Longs Drug Stores, Inc.	4,400	333
	Corn Products
	International, Inc.	10,305	333
*	Chiquita Brands
	International, Inc.	20,700	327
	J.M. Smucker Co.	5,600	284
	Coca-Cola Bottling Co.	4,600	201
	Sanderson Farms, Inc.	5,400	198
*	Central European
	Distribution Corp.	3,800	173
*	BJ’s Wholesale Club, Inc.	3,600	140
*	Ralcorp Holdings, Inc.	2,000	135
	Spartan Stores, Inc.	4,200	104
	Del Monte Foods Co.	7,800	61
	Nu Skin Enterprises, Inc.	2,800	45
*	Darling International, Inc.	2,400	27
			6,578
Energy (7.0%)
*	Whiting Petroleum Corp.	12,100	862
*	Comstock Resources, Inc.	14,600	731
*	Unit Corp.	14,490	722
*	Superior Energy
	Services, Inc.	22,053	687
	St. Mary Land &
	Exploration Co.	19,086	680
*	Concho Resources, Inc.	22,800	629
	W&T Offshore, Inc.	22,700	619
	Overseas Shipholding
	Group Inc.	10,300	601
*	Mariner Energy Inc.	29,000	594
*	Encore Acquisition Co.	14,000	585
*	McMoRan Exploration Co.	24,600	581
*	Oil States International, Inc.	16,297	576
*	Stone Energy Corp.	13,462	570
*	Rosetta Resources, Inc.	30,200	554
*	Contango Oil & Gas Co.	10,000	540
*	Gulfmark Offshore, Inc.	12,000	539
	Berry Petroleum Class A	13,500	523
*	Swift Energy Co.	13,229	512
*	SEACOR Holdings Inc.	5,771	456
*	Complete Production
	Services, Inc.	22,300	449
*	PetroQuest Energy, Inc.	22,000	338
*	Alpha Natural Resources, Inc.	6,400	329
	Walter Industries, Inc.	6,600	313
*	Warren Resources Inc.	29,700	296
*	Grey Wolf, Inc.	25,200	196
*	Willbros Group, Inc.	5,500	146
	Core Laboratories N.V.	1,400	142
*	ATP Oil & Gas Corp.	4,000	71
*	Cal Dive International, Inc.	6,500	69
*	Bristow Group, Inc.	2,000	68
*	Basic Energy Services Inc.	2,800	60
			14,038
Financials (20.7%)

	Aspen Insurance
	Holdings Ltd.	33,800	929
	The Hanover Insurance
	Group Inc.	19,500	888
	Cullen/Frost Bankers, Inc.	14,300	858
	Bank of Hawaii Corp.	16,000	855
	Platinum Underwriters
	Holdings, Ltd.	23,400	830
*	SVB Financial Group	14,300	828
	IPC Holdings Ltd.	26,700	807
*	Stifel Financial Corp.	15,150	756
	Rayonier Inc. REIT	15,820	749
	Endurance Specialty
	Holdings Ltd.	23,800	736
	FirstMerit Corp.	34,800	731
	Univest Corp. of
	Pennsylvania	19,700	729
	Alexandria Real Estate
	Equities, Inc. REIT	6,400	720
	Nationwide Health
	Properties, Inc. REIT	19,600	705
*	EZCORP, Inc.	37,039	696
	Allied World Assurance
	Holdings, Ltd.	19,000	675
*	Knight Capital Group, Inc.
	Class A	45,300	673
	City Holding Co.	15,662	662
	Astoria Financial Corp.	31,300	649
	First Financial Corp. (IN)	13,700	644
	Pacific Capital Bancorp	31,600	643
	Cash America
	International Inc.	17,713	638
	First Commonwealth
	Financial Corp.	47,300	637
	Montpelier Re Holdings Ltd.	38,000	627
	First Community
	Bancshares, Inc.	16,350	613
	Trustmark Corp.	28,022	581
	City Bank Lynnwood (WA)	37,023	578
	Senior Housing
	Properties Trust REIT	24,200	577
	First Niagara Financial
	Group, Inc.	36,600	576
	United Bankshares, Inc.	15,800	553
*	Interactive Brokers
	Group, Inc.	23,900	530
	Highwood Properties, Inc.
	REIT	14,810	527

12

			Market
			Value•
		Shares	($000)
	Douglas Emmett, Inc. REIT	22,800	526
	Home Properties, Inc. REIT	8,900	516
	Raymond James
	Financial, Inc.	15,400	508
	WSFS Financial Corp.	8,350	501
	Washington REIT	13,400	491
*	PHH Corp.	36,600	486
	Advanta Corp. Class B	58,450	481
	National Retail Properties
	REIT	19,900	477
	BancFirst Corp.	9,626	465
	F.N.B. Corp.	28,400	454
	Healthcare Realty Trust Inc.
	REIT	15,200	443
	First Industrial Realty Trust
	REIT	15,100	433
	American Physicians
	Capital, Inc.	9,700	411
	EastGroup Properties, Inc.
	REIT	8,100	393
	Mid-America Apartment
	Communities, Inc. REIT	7,970	392
	Bank Mutual Corp.	34,200	388
	Sovran Self Storage, Inc.
	REIT	8,600	384
	Extra Space Storage Inc.
	REIT	23,800	366
	DCT Industrial Trust Inc.
	REIT	48,200	361
	Odyssey Re Holdings Corp.	8,000	350
*	Ocwen Financial Corp.	42,659	343
	Presidential Life Corp.	21,600	341
	LTC Properties, Inc. REIT	11,300	331
	Taubman Co. REIT	6,610	330
*	FCStone Group, Inc.	18,100	326
*	Philadelphia Consolidated
	Holding Corp.	5,542	325
	Parkway Properties Inc. REIT	8,500	322
	WesBanco, Inc.	12,000	319
	Saul Centers, Inc. REIT	6,300	318
	Post Properties, Inc. REIT	11,260	315
	Safety Insurance Group, Inc.	8,300	315
	PS Business Parks, Inc. REIT	5,400	311
	Chemical Financial Corp.	9,900	308
	Colonial Properties Trust REIT	16,170	302
	Capitol Federal Financial	6,700	297
	Baldwin & Lyons, Inc.
	Class B	11,383	273
	Entertainment
	Properties Trust REIT	4,700	257
	Equity Lifestyle
	Properties, Inc. REIT	4,800	255
	Pennsylvania REIT	13,470	254
	Health Care Inc. REIT	4,600	245
	First BanCorp Puerto Rico	22,100	244
^	Greenhill & Co., Inc.	3,300	243
	Tanger Factory Outlet
	Centers, Inc. REIT	5,500	241

	R.L.I. Corp.	3,800	236
	Corporate Office
	Properties Trust, Inc. REIT	5,700	230
	Jones Lang LaSalle Inc.	5,270	229
	Kilroy Realty Corp. REIT	4,700	225
*	Navigators Group, Inc.	3,700	215
	Potlatch Corp. REIT	4,000	186
	First Financial Bancorp	12,500	182
*	ProAssurance Corp.	3,200	179
	HRPT Properties Trust REIT	23,400	161
	Digital Realty Trust, Inc. REIT	3,310	156
	Essex Property Trust, Inc.
	REIT	1,100	130
	Realty Income Corp. REIT	4,800	123
	Sun Communities, Inc. REIT	5,800	115
	Mack-Cali Realty Corp. REIT	3,220	109
	Old National Bancorp	5,340	107
*,^	Primus Guaranty, Ltd.	39,600	104
	LaSalle Hotel Properties
	REIT	4,100	96
	Sunstone Hotel
	Investors, Inc. REIT	6,873	93
	BRE Properties Inc.
	Class A REIT	1,400	69
	Franklin Street
	Properties Corp. REIT	5,270	69
	Strategic Hotels and
	Resorts, Inc. REIT	7,600	57
	Westamerica Bancorporation	900	52
	Umpqua Holdings Corp.	3,100	46
	UMB Financial Corp.	800	42
	Flagstone Reinsurance
	Holdings Ltd.	3,500	36
	FelCor Lodging Trust, Inc.
	REIT	5,010	36
*	MF Global Ltd.	7,900	34
	Friedman, Billings,
	Ramsey Group, Inc. REIT	16,600	33
*,^	Thornburg Mortgage, Inc.	18,707	33
	Community Trust Bancorp Inc.	916	32
*	Darwin Professional
	Underwriters, Inc.	900	28
	Gramercy Capital Corp. REIT	5,402	14
			41,298
Health Care (12.6%)
*	Myriad Genetics, Inc.	15,100	980
*	OSI Pharmaceuticals, Inc.	19,549	964
	Universal Health Services
	Class B	15,900	891

13

			Market
			Value•
		Shares	($000)
*	Alexion Pharmaceuticals, Inc.	22,400	880
	STERIS Corp.	22,300	838
*	Psychiatric Solutions, Inc.	22,000	835
	Owens & Minor, Inc.
	Holding Co.	17,000	824
*	Onyx Pharmaceuticals, Inc.	21,500	778
	West Pharmaceutical
	Services, Inc.	15,900	776
*	LifePoint Hospitals, Inc.	23,800	765
*	BioMarin Pharmaceutical Inc.	28,146	746
*	Cubist Pharmaceuticals, Inc.	33,200	738
*	AMERIGROUP Corp.	28,500	720
*	Healthspring, Inc.	33,000	698
*	CONMED Corp.	21,800	698
	Datascope Corp.	12,831	662
*	Questcor
	Pharmaceuticals, Inc.	87,300	642
*	Amedisys Inc.	12,900	628
*	Kindred Healthcare, Inc.	21,600	595
	Chemed Corp.	14,400	591
*	Sun Healthcare Group Inc.	39,900	585
*	The Medicines Co.	24,900	578
*	Molina Healthcare Inc.	18,206	564
	Perrigo Co.	14,100	542
*	Emergent BioSolutions Inc.	39,900	522
*	Bio-Rad Laboratories, Inc.
	Class A	5,206	516
	Analogic Corp.	10,000	498
	Medicis
	Pharmaceutical Corp.	31,200	465
*	Watson
	Pharmaceuticals, Inc.	16,100	459
*	Cynosure Inc.	24,800	445
*	Cross Country
	Healthcare, Inc.	26,864	438
*	CorVel Corp.	14,500	415
*	HealthSouth Corp.	22,500	415
*	AmSurg Corp.	13,700	349
*	Gentiva Health Services, Inc.	12,100	326
*	AthenaHealth Inc.	9,400	313
*	Isis Pharmaceuticals, Inc.	15,900	269
*	PAREXEL International Corp.	9,300	266
*	Bruker BioSciences Corp.	19,400	259
*	Alnylam Pharmaceuticals Inc.	8,300	240
	PDL BioPharma Inc.	23,300	217
*	eResearch Technology, Inc.	16,800	200
*	AMN Healthcare
	Services, Inc.	10,139	178
*	Celera Corp.	10,600	164
	Sciele Pharma, Inc.	4,784	147
*	Apria Healthcare Group Inc.	6,000	109
*	Masimo Corp.	2,700	100
*	Air Methods Corp.	3,000	85
*	Tenet Healthcare Corp.	12,600	70
*	MedCath Corp.	2,952	53
*	Albany Molecular
	Research, Inc.	2,600	47
	LCA-Vision Inc.	10,000	46

*	Dionex Corp.	600	38
	Martek Biosciences Corp.	1,200	38
*	Omrix
	Biopharmaceuticals, Inc.	2,056	37
			25,242
Industrials (16.4%)
*	Kansas City Southern	21,800	967
	The Brink’s Co.	13,500	824
	The Timken Co.	28,300	802
	GATX Corp.	19,500	772
*	Energy Conversion
	Devices, Inc.	13,100	763
	Watson Wyatt & Co.
	Holdings	15,300	761
*	Kirby Corp.	19,600	744
	Acuity Brands, Inc.	17,642	737
	The Toro Co.	17,509	723
*	EMCOR Group, Inc.	27,300	719
	Trinity Industries, Inc.	27,060	696
*	Sykes Enterprises, Inc.	30,900	679
	Hubbell Inc. Class B	19,100	669
	Belden Inc.	20,900	665
*	RSC Holdings Inc.	57,500	653
*	GrafTech International Ltd.	41,900	633
*	Gardner Denver Inc.	17,900	621
	Steelcase Inc.	56,574	608
*	American Reprographics Co.	35,200	607
*	TransDigm Group, Inc.	17,600	602
	Lennox International Inc.	17,448	581
	Arkansas Best Corp.	17,200	579
*	United Rentals, Inc.	37,319	569
	Triumph Group, Inc.	12,100	553
	Pacer International, Inc.	33,300	548
*	Esterline Technologies Corp.	13,800	546
	Genco Shipping and
	Trading Ltd.	16,100	535
	Mueller Industries Inc.	23,200	534
*	Polypore International Inc.	24,800	533
*	United Stationers, Inc.	11,141	533
*	Republic Airways
	Holdings Inc.	51,700	527
*	Alliant Techsystems, Inc.	5,600	526
	Gibraltar Industries Inc.	27,800	520
*	Columbus McKinnon Corp.	21,900	516
*	FTI Consulting, Inc.	7,000	506
	Ryder System, Inc.	8,009	497
*	MPS Group, Inc.	49,250	496
*	Perini Corp.	18,600	480
	Herman Miller, Inc.	19,400	475

14

			Market
			Value•
		Shares	($000)
	Robbins & Myers, Inc.	15,300	473
	Lindsay Manufacturing Co.	6,400	466
	Titan International, Inc.	21,300	454
	Textainer Group Holdings Ltd.	29,500	448
	Apogee Enterprises, Inc.	29,342	441
*	Chart Industries, Inc.	14,900	426
*	Tecumseh Products Co.
	Class A	16,700	418
	Deluxe Corp.	28,000	403
	Applied Industrial
	Technology, Inc.	14,600	393
	CIRCOR International, Inc.	8,500	369
	A.O. Smith Corp.	9,300	364
*	NCI Building Systems, Inc.	10,800	343
*	First Advantage Corp.
	Class A	22,800	320
*	Consolidated Graphics, Inc.	9,753	296
*	TBS International Ltd.	20,600	277
	Skywest, Inc.	14,600	233
*	Cenveo Inc.	29,400	226
*	Corrections Corp. of America	9,000	224
	IKON Office Solutions, Inc.	13,100	223
	Armstrong Worldwide
	Industries, Inc.	7,700	223
	The Manitowoc Co., Inc.	13,800	215
	CDI Corp.	8,900	199
*	Rush Enterprises, Inc.
	Class A	14,298	183
*	Interline Brands, Inc.	11,200	182
	Carlisle Co., Inc.	5,200	156
*	General Cable Corp.	3,900	139
*	M&F Worldwide Corp.	3,000	120
*	Ceradyne, Inc.	2,100	77
*	Thomas & Betts Corp.	1,800	70
			32,660
Information Technology (16.4%)
*	Mettler-Toledo
	International Inc.	10,166	996
*	Sybase, Inc.	27,582	845
*	ManTech International Corp.	12,925	766
*	QLogic Corp.	49,600	762
*	Anixter International Inc.	12,800	762
*	Compuware Corp.	75,000	727
	Diebold, Inc.	21,400	708
*	Tech Data Corp.	22,400	669
*	Metavante Technologies	34,600	666
*	MICROS Systems, Inc.	24,548	654
*	3Com Corp.	278,000	648
*	Skyworks Solutions, Inc.	76,700	641
*	j2 Global
	Communications, Inc.	27,400	640
*	EarthLink, Inc.	74,700	635
*	Interwoven Inc.	44,828	633
*	SAIC, Inc.	31,100	629

*	Sohu.com Inc.	10,800	602
*	Integrated Device
	Technology Inc.	77,200	601
*	Progress Software Corp.	22,800	593
*	Cabot Microelectronics Corp.	17,800	571
*	Amkor Technology, Inc.	86,165	549
*	Plexus Corp.	26,265	544
*	Net 1 UEPS
	Technologies, Inc.	24,300	543
*	Brocade Communications
	Systems, Inc.	92,200	537
*	Sapient Corp.	71,900	534
*	TNS Inc.	27,300	529
	United Online, Inc.	55,900	526
*	SPSS, Inc.	17,560	516
*	Checkpoint Systems, Inc.	27,300	514
*	iGATE Corp.	57,471	498
*	Starent Networks Corp.	38,300	496
*	JDA Software Group, Inc.	32,400	493
*	MKS Instruments, Inc.	24,700	492
*	S1 Corp.	79,218	485
*	Fairchild Semiconductor
	International, Inc.	54,200	482
*	Silicon Image, Inc.	90,200	482
	Syntel, Inc.	19,352	474
*	TriQuint Semiconductor, Inc.	98,100	470
*	Dolby Laboratories Inc.	13,280	467
*	Avocent Corp.	22,200	454
*	Vignette Corp.	41,000	440
*	Insight Enterprises, Inc.	31,900	428
*	Multi-Fineline Electronix, Inc.	28,900	427
*	ADC
	Telecommunications, Inc.	50,500	427
	Technitrol, Inc.	28,490	421
	Methode Electronics, Inc.
	Class A	46,900	419
*	UTStarcom, Inc.	120,800	407
*	OmniVision
	Technologies, Inc.	34,400	392
*	Emulex Corp.	34,370	367
*	Genpact, Ltd.	32,200	334
*	Gartner, Inc. Class A	14,700	333
*	Tekelec	23,700	332
*	Internet Brands Inc.	45,900	320
	Marchex, Inc.	29,900	308
*	Verigy Ltd.	18,700	304
*	Lawson Software, Inc.	41,500	290
*	ModusLink Global
	Solutions, Inc.	28,800	277
*	AsiaInfo Holdings, Inc.	29,700	273
*	Quantum Corp.	243,700	263
*	Novell, Inc.	47,600	245
*,^	Sigma Designs, Inc.	16,900	240
*	Semtech Corp.	16,500	230

15

			Market
			Value•
		Shares	($000)
*	Silicon Laboratories Inc.	6,900	212
*	Monolithic Power Systems	12,100	210
*	ATMI, Inc.	10,100	182
*	CSG Systems
	International, Inc.	9,684	170
*	Kenexa Corp.	9,700	153
	Jack Henry &
	Associates Inc.	6,600	134
*	ANADIGICS, Inc.	45,600	128
*	NeuStar, Inc. Class A	4,800	95
	InfoSpace, Inc.	4,700	51
*	Comtech
	Telecommunications Corp.	900	44
*	Mastech Holdings, Inc.	3,831	29
*	Eagle Test Systems, Inc.	1,800	28
	Micrel, Inc.	2,100	19
*	ON Semiconductor Corp.	2,000	13
			32,778
Materials (4.5%)
	Greif Inc. Class A	11,934	783
	Rock-Tenn Co.	18,800	752
	Olin Corp.	36,200	702
	Compass Minerals
	International, Inc.	12,300	644
	Cytec Industries, Inc.	16,300	634
	Koppers Holdings, Inc.	14,700	550
	Worthington Industries, Inc.	33,200	496
	Airgas, Inc.	9,600	477
	Hercules, Inc.	23,900	473
	Innophos Holdings Inc.	19,300	471
	Schnitzer Steel
	Industries, Inc. Class A	11,200	440
*	Buckeye Technology, Inc.	51,500	422
	Carpenter Technology Corp.	16,100	413
*	W.R. Grace & Co.	24,100	364
	Kaiser Aluminum Corp.	7,700	331
	Terra Industries, Inc.	11,200	329
	Silgan Holdings, Inc.	5,311	271
*	Rockwood Holdings, Inc.	8,200	210
	H.B. Fuller Co.	9,400	196
			8,958
Telecommunication Services (1.1%)
*	Syniverse Holdings Inc.	34,840	579
*	Cincinnati Bell Inc.	160,300	495
*	Premiere Global
	Services, Inc.	35,200	495
	Atlantic Tele-Network, Inc.	11,100	311
	NTELOS Holdings Corp.	4,800	129
*	Centennial
	Communications Corp.
	Class A	19,610	122
*	iPCS, Inc.	3,800	85
			2,216

Utilities (4.1%)
	Hawaiian Electric
	Industries Inc.	31,100	902
	Atmos Energy Corp.	33,600	894
	ITC Holdings Corp.	16,500	854
	Portland General Electric Co.	30,400	719
	Cleco Corp.	28,300	715
	Northwest Natural Gas Co.	12,500	650
	Empire District Electric Co.	30,000	641
	UIL Holdings Corp.	18,300	628
	NorthWestern Corp.	24,600	618
	The Laclede Group, Inc.	9,300	451
	Southwest Gas Corp.	8,800	266
	Avista Corp.	10,800	235
	National Fuel Gas Co.	4,500	190
	Energen Corp.	3,844	174
	MGE Energy, Inc.	4,100	146
	CMS Energy Corp.	7,200	90
	Vectren Corp.	1,410	39
			8,212
Total Common Stocks
(Cost $220,063)			197,632
Temporary Cash Investments (1.8%)[1]
Money Market Fund (1.7%)
2,3	Vanguard Market
	Liquidity Fund, 2.296%	3,455,257	3,455

		Face
		Amount
		($000)
U.S. Government Agency Obligation (0.1%)
4,5	Federal Home Loan Bank,
	2.432%, 10/15/08	200	200
Total Temporary Cash Investments
(Cost $3,655)			3,655
Total Investments (100.7%)
(Cost $223,718)			201,287
Other Assets and Liabilities (–0.7%)
Other Assets			3,746
Liabilities[3]			(5,235)
			(1,489)
Net Assets (100%)
Applicable to 12,033,035 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			199,798
Net Asset Value Per Share			$16.60

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	243,538
Undistributed Net Investment Income	909
Accumulated Net Realized Losses	(22,078)
Unrealized Appreciation (Depreciation)
Investment Securities	(22,431)
Futures Contracts	(140)
Net Assets	199,798

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,190,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.8%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  Includes $1,291,000 of collateral received for securities on loan.

4  Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.

5  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	2,433
Interest[1]	66
Security Lending	178
Total Income	2,677
Expenses
The Vanguard Group—Note B
Investment Advisory Services	161
Management and Administrative	555
Marketing and Distribution	58
Custodian Fees	34
Auditing Fees	23
Shareholders’ Reports	9
Total Expenses	840
Net Investment Income	1,837
Realized Net Gain (Loss)
Investment Securities Sold	(20,654)
Futures Contracts	(141)
Realized Net Gain (Loss)	(20,795)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(33,210)
Futures Contracts	(149)
Change in Unrealized Appreciation (Depreciation)	(33,359)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,317)

1  Interest income from an affiliated company of the fund was $46,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,837	2,529
Realized Net Gain (Loss)	(20,795)	3,133
Change in Unrealized Appreciation (Depreciation)	(33,359)	15,604
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,317)	21,266
Distributions
Net Investment Income	(2,555)	(1,472)
Realized Capital Gain[1]	(1,837)	—
Total Distributions	(4,392)	(1,472)
Capital Share Transactions
Issued	79,470	132,076
Issued in Lieu of Cash Distributions	3,832	1,347
Redeemed	(83,796)	(76,625)
Net Increase (Decrease) from Capital Share Transactions	(494)	56,798
Total Increase (Decrease)	(57,203)	76,592
Net Assets
Beginning of Period	257,001	180,409
End of Period[2]	199,798	257,001

1  Includes fiscal 2008 short-term gain distributions totaling $657,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $909,000 and $1,627,000. See accompanying Notes, which are an integral part of the Financial Statements.

19

Financial Highlights

			April 20,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$21.28	$19.04	$20.00
Investment Operations
Net Investment Income	.160	.220	.090
Net Realized and Unrealized Gain (Loss) on Investments	(4.479)	2.170	(1.050)
Total from Investment Operations	(4.319)	2.390	(.960)
Distributions
Dividends from Net Investment Income	(.210)	(.150)	—
Distributions from Realized Capital Gains	(.151)	—	—
Total Distributions	(.361)	(.150)	—
Net Asset Value, End of Period	$16.60	$21.28	$19.04

Total Return[2]	–20.50%	12.58%	–4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$200	$257	$180
Ratio of Total Expenses to Average Net Assets	0.38%	0.38%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets	0.83%	1.07%	1.20%[3]
Portfolio Turnover Rate	99%	73%	35%

1  Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $19,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $1,183,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net gains realized through October 31, 2007. Subsequently, the fund realized capital losses of $22,223,000, which are available to offset future net capital gains.

At September 30, 2008, the cost of investment securities for tax purposes was $223,718,000. Net unrealized depreciation of investment securities for tax purposes was $22,431,000, consisting of unrealized gains of $12,842,000 on securities that had risen in value since their purchase and $35,273,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	31	2,103	(140)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended September 30, 2008, the fund purchased $219,318,000 of investment securities and sold $222,321,000 of investment securities, other than temporary cash investments.

22

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	4,152	6,183
Issued in Lieu of Cash Distributions	203	65
Redeemed	(4,398)	(3,649)
Net Increase (Decrease) in Shares Outstanding	(43)	2,599

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	201,087
Level 2—Other significant observable inputs	200
Level 3—Significant unobservable inputs	—
Total	201,287

23

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,180,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term gains.

The fund distributed $2,445,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 70.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund[1]
Periods Ended September 30, 2008
	One	Since
	Year	Inception[2]
Returns Before Taxes	–20.50%	–6.38%
Returns After Taxes on Distributions	–20.78	–6.57
Returns After Taxes on Distributions and Sale of Fund Shares	–13.02	–5.39

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  April 24, 2006.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$935.74	$1.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	2.03

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer  Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008  Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998  Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.
Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2008: $100,000

Fiscal Year Ended September 30, 2007: $102,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2008: $3,055,590

Fiscal Year Ended September 30, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended September 30, 2008: $626,240

Fiscal Year Ended September 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended September 30, 2008: $0

Fiscal Year Ended September 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

VANGUARD HORIZON FUNDS

BY:	/s/ THOMAS J. HIGGINS *
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.